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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07577

                  WM Strategic Asset Management Portfolios, LLC
               (Exact name of registrant as specified in charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
              (Address of principal executive offices) (Zip code)

                               Jeffrey L. Lunzer
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 461-3800

                    Date of fiscal year end: October 31, 2005

                   Date of reporting period: October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

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(WM GROUP OF FUNDS LOGO)

WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

                                    (GRAPHIC)

ANNUAL REPORT
October 31, 2005

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                    WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS

At the WM Group of Funds, our passion is piecing individual investments together into comprehensive portfolios to make your financial plan more effective.

                                    (GRAPHIC)

Table of Contents

1    Letter from the President

2    Economy & Financial Markets:
     Review & Outlook

4    Asset Allocation:
     A Key to Successful Investing

6    Our SAM Process and Asset Allocation Team
     WM SAM Portfolio Performance and Investment Strategy:

8    Flexible Income Portfolio

10   Conservative Balanced Portfolio

12   Balanced Portfolio

14   Conservative Growth Portfolio

16   Strategic Growth Portfolio

18   Glossary

19   Expense Information

21   Financial Statements

36   Notes to Financial Statements

41   Report of Independent Registered Public Accounting Firm

42   Supplemental Information

NEW LOWER MANAGEMENT FEE SCHEDULE APPROVED FOR THE WM SAM PORTFOLIOS

The WM Group of Funds Board of Trustees approved a new management fee schedule for the WM SAM Portfolios on November 9, 2005, retroactive to November 1, 2005. This very significant reduction averages approximately 30 basis points, or about half of our existing management fee based on fiscal year-end asset levels.

The WM SAM Portfolios have been innovators since they were launched nearly 10 years ago, and we believe that our active asset allocation process continues to set the quality standard within the mutual fund industry. As asset allocation products have proliferated in recent years, however, it has become increasingly clear that reducing our fees will help ensure we remain a leader.

We believe that the WM SAM Portfolios have always delivered excellent value to our shareholders through a rigorous, disciplined, and highly successful process. We are truly excited to now make the WM SAM Portfolios an even better value for you. Please visit our Web site at wmgroupoffunds.com for a complete fee schedule.

                                               NOT FDIC INSURED
                              MAY LOSE VALUE - NOT A DEPOSIT - NO BANK GUARANTEE
                                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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Dear Shareholder,

(PHOTO OF WILLIAM G. PAPESH)

During the past fiscal year, our nation and the world endured much uncertainty--and unfortunately, much tragedy. From the Asian tsunami and Hurricane Katrina to the recent deadly earthquake in Pakistan and the threat of the avian flu virus, Mother Nature has once again proven that her fury can rise at any time, and with deadly effect. Meanwhile, the ongoing wars in Iraq and Afghanistan offer us a sobering reminder of the sacrifices made by our men and women in uniform. Still, our nation and financial markets remain strong--testaments to the American character, and to the character of folks like you.

Despite recent adversities, both the equity and fixed-income markets provided positive returns for the fiscal year ended October 31, 2005, with the S&P 500 rising 8.72% and the Lehman Brothers Aggregate Bond Index adding 1.14%.(1) We are proud to note that against this backdrop, the WM Group of Funds continues to grow. Over the last five years, our assets under management have increased by 122%, while industry assets have increased by 18%.(2) During this same period, the stock market (as measured by the S&P 500) declined 8.39%.

THE VALUE OF STAYING ACTIVE

In today's uncertain markets, some investors may try to limit their risk by taking a passive investment approach--that is, building a portfolio based on funds that track the performance of various indices. While passive investing may be beneficial in some cases, we continue to believe strongly in the value of active management in our WM Strategic Asset Management (SAM) Portfolios. In our view, the power of active security selection can never be replaced by indexing, pure and simple. Our SAM Portfolios also utilize tactical reallocation, rather than quarterly rebalancing, because to us, reallocating based on changing market conditions makes more sense than rebalancing to static allocation targets. We believe active investing also offers several other potential advantages, such as superior risk management and more flexible portfolio construction. At the end of the day, we firmly believe that the combined talents of our portfolio managers and analysts--along with our disciplined investment philosophy and processes--can add value to an investor's portfolio.

A PROUD HERITAGE

At the WM Group of Funds, we continue to take pride in our firm's core values of honesty, trust, and integrity. We're proud that for 66 years, we've served our shareholders with the principles that we believe have made the WM Group of Funds as successful as it is today. Now more than ever, we remain committed to bringing you the utmost in value and quality of service. And as always, we thank you for your support.

Sincerely,


/s/ William G. Papesh
-------------------------------------
William G. Papesh
President

(1) The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Lehman Brothers Aggregate Bond Index is a broad-based index intended to represent the U.S. fixed-income market. Indices are unmanaged, and individuals cannot invest directly in an index.

(2) Source: WM Group of Funds, ICI, and Ibbotson Associates. Figures are for the five-year period ended 10/31/05 and reflect both net shareholder purchases and fund performance. They are based on long-term assets only and do not include money market funds.

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Economy & Financial Markets: Review & Outlook

ECONOMIC EXPANSION CONTINUES

The U.S. economy remained relatively strong during our 2005 fiscal year--the twelve months between November 1, 2004, and October 31, 2005--as low interest rates and improving corporate profits helped maintain positive economic momentum. Real estate activity, including construction and home sales, was especially robust with low mortgage and refinancing rates continuing to spur demand.

Consumer confidence was relatively stable for much of the fiscal year, but it plummeted late in the period due to the combined shocks of Hurricane Katrina, soaring oil prices, and a weakening labor market. Consumer spending fell in tandem as low approval ratings for the Bush administration and the ongoing wars in Iraq and Afghanistan took their toll on the American psyche. Still, consumer spending generally improved during the fiscal year, adding fuel to the growing economy. As the economic expansion continued and oil prices rose sharply, consumer prices (as measured by the Consumer Price Index) crept up, gaining 4.32% on a year-over-year basis.

In an effort to contain inflation, the Federal Reserve (the Fed) raised the federal funds target rate to 3.75% during the period, an increase of two full percentage points from the close of fiscal 2004. Against this backdrop, short-term interest rates rose dramatically, while long-term rates rose more modestly. As a result, the yield curve (the difference in yields between 2- and 10-year Treasury issues) flattened substantially--often an indication that economic activity may slow in the nearto mid-term.

BONDS GAIN SLIGHTLY

Within this environment, the bond market (as measured by the Lehman Brothers Aggregate Bond Index) gained slightly, rising 1.14% for the fiscal period.* Yields on 10-year Treasury notes hovered within a tight range, rising from 4.07% following the re-election of President Bush in November 2004 to close the period at 4.56%. Generally, Treasuries outperformed investment-grade corporate issues, though both sectors returned less than 1% for the period. High-yield issues did much better, gaining 4.08% (as measured by the Lehman Brothers High Yield Index).* Despite the increase in short-term rates, many investors

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice.

No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

*    Indices are unmanaged, and individuals cannot invest directly in an index.

                            MAJOR MARKET EVENTS GRAPH

Source: Bloomberg L.P. (S&P 500 data).


2

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                                                                       (GRAPHIC)

were willing to take on additional credit risk given the strength of corporate balance sheets and the general economic recovery.

STOCKS RISE DESPITE FED TIGHTENING, OIL PRICES

In spite of the twin headwinds of rising shortterm interest rates and high energy costs, stocks gained nicely for the fiscal year, with the S&P 500 rising 8.72%.* In the two months following the presidential election, stocks added more than 7% on optimism that Republican-backed tax cuts and generous government spending would continue to spark the economy. By mid-2005, however, the S&P 500 had lost approximately half of that advance before rebounding late in the year (see chart below). Within S&P 500 sectors, energy and utilities were the clear winners, advancing 33.72% and 23.86%, respectively, on the back of high oil and natural gas prices. Lagging sectors included telecommunication services (-0.46%) and consumer discretionaries (-1.07%).

INVESTMENT OUTLOOK

Looking forward, we anticipate moderate, weaker-than-consensus economic growth and subdued, lower-than-consensus inflation over the next fiscal year. The housing market appears set for a slowdown, and consumer spending may be adversely affected by higher rates for home equity loans. We believe that long-term interest rates will fall to the 3%-4% range, while the Fed will likely stop its monetary tightening campaign relatively early in 2006. In this scenario, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings. We expect large-cap equities to outperform smallcap equities and growth to outperform value.

Importantly, we anticipate an alignment between cyclical (short-term) and secular (long-term) economic trends over the coming fiscal year. On the cyclical side, we believe that Fed policy will put pressure on consumer and business confidence, as will ongoing high energy prices. On the secular side, we believe that the aging of U.S., European, and Japanese populations will continue to temper global demand, while excess supply will limit pricing power. While we expect that these forces will combine to produce slower economic growth, we believe that the likely halt in Fed tightening will ultimately offer investors reasonably strong buying opportunities, particularly in the equity space.

                            MAJOR MARKET EVENTS GRAPH


                                                                               3

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Asset Allocation: A Key to Successful Investing

Asset allocation is widely recognized as being a critical element in the financial planning process. Investment representatives generally use asset allocation to help cushion client portfolios from market volatility and reduce overall risk levels. Studies have also shown that historically, asset allocation has been responsible for more than 90% of the variability of a portfolio's return.* In other words, the asset class you choose--for example, stocks, bonds, or cash--can be more important than the individual securities you select.

WHAT IS ASSET ALLOCATION?

When many people hear the term "asset allocation," they think of an efficient frontier diagram and the work of a pioneering economist, Harry Markowitz. As a 25-year-old student at the University of Chicago in the early 1950s, Markowitz needed a thesis topic. In a chance meeting, a stock broker suggested that he investigate the stock market. Conventional wisdom at that time suggested that investors should select stocks with the highest expected return without taking risk into account.

Markowitz recognized that this approach neglected a key part of the investment equation. The concept of risk was identified as early as 1654 in the work of French mathematician Blaise Pascal, who worked on a system to determine probabilities related to gambling. The concept of risk probability was then studied by British astronomer Edmund Halley, who in 1690 applied it to mortality tables. Halley's work was later used to help sell annuities and insure sailing vessels and their cargoes, which eventually led to the founding of Lloyd's of London.

But it was Markowitz who first rigorously applied the concept of risk to stock portfolios in his 1952 essay "Portfolio Selection." His research found that diversification is measurably beneficial, and that pairing risky and less risky assets can actually lower portfolio volatility while simultaneously enhancing potential returns. Markowitz's early work laid the foundation for more sophisticated statistical concepts such as mean variance optimization, which became integral to modern portfolio theory.

THE ALLOCATION PROCESS

While the term "asset allocation" is widely used to describe an investment strategy, we believe it is actually a process. Most investment representatives today use asset allocation as part of an overall approach that involves identifying

               A HISTORICAL PERSPECTIVE ON ASSET ALLOCATION GRAPH


4

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                                                                       (GRAPHIC)

a client's current investments, risk tolerance, portfolio construction, and asset selection, as well as measuring performance.

IN PRACTICE, ASSET ALLOCATION IS OFTEN A MULTISTEP PROCESS:

- Classifying an investor's current investments into their respective asset classes.

- Creating forecasts for each asset class and building a set of model portfolios arranged along a spectrum of risk, often from conservative to aggressive.

- Determining important specific information about the client including their risk tolerance, time horizon, and tax situation.

- Recommending the actual asset class allocation to the client, primarily based on their risk tolerance.

LOOKING AHEAD

The most time-consuming and analytical element of this process centers on asset allocation modeling. This process involves analyzing hundreds of variables, such as long- and short-term economic forecasts; expected returns for different equity styles, sectors, and capitalizations; standard deviations; as well as bond ratings and maturity structures. Each portfolio combination is then tested for risk and return characteristics. But that is not the end of the process.

These multi-asset portfolios are then monitored and adjusted in response to market conditions. Some asset allocation programs make adjustments at specific intervals (monthly or quarterly) back to a predetermined static allocation. At WM Advisors, we reevaluate asset allocations and reallocate assets daily using a forward-looking process based on a longer-term allocation target. WM uses this strategy to construct and monitor its Strategic Asset Management (SAM) Portfolios for investors on a daily basis.

Yet even as this new work continues, one thing remains clear: asset allocation will continue to be the foundation for many successful investment portfolios.

Note: Asset allocation does not guarantee a profit or protect against a loss.

* Gary P. Brinson, Brian D. Singer, and Gilbert L. Beebower, "Determinants of Portfolio Performance II: An Update," Financial Analysts Journal, May/June, 1991. See also Gary P. Brinson, L. Randolph Hood, and Gilbert L. Beebower, "Determinants of Portfolio Performance," Financial Analysts Journal, July/August, 1986.

               A HISTORICAL PERSPECTIVE ON ASSET ALLOCATION GRAPH


                                                                               5

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Our SAM Process and Asset Allocation Team

OUR 3-STEP PROCESS FOR ACTIVE ASSET ALLOCATION

THE WM STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS ARE FUND-OF-FUNDS INVESTMENTS--MUTUAL FUNDS THAT INVEST IN OTHER MUTUAL FUNDS WITHIN THE WM GROUP OF FUNDS FAMILY. THE PORTFOLIOS ARE CONSTRUCTED AND MANAGED ACCORDING TO A HIGHLY DISCIPLINED AND DYNAMIC PROCESS:

Step 1:

SETTING LONG-TERM ASSET ALLOCATION TARGETS FOR EACH PORTFOLIO.

Extensive research into risk and asset classes forms the basis for strategic decisions about each Portfolio's long-term asset allocation policies. This research involves analyzing historical and projected risk, return, and correlation between asset classes. The results help position the Portfolios to maximize the potential for returns at their assigned risk level.

WM ADVISORS

Asset Allocation Team

(PHOTO OF RANDALL L. YOAKUM, CFA)

Chief Investment Strategist and
Senior Co-Portfolio Manager of the SAM Portfolios

Randy currently serves as chairman of the Asset Allocation Team and works closely with Mike Meighan and Gary Pokrzywinski to establish economic strategy. He was instrumental in developing the investment policies at WM Advisors from 1987 to 1994, as well as after rejoining the company in 1999. His investment management experience dates back to 1984. He holds the Chartered Financial Analyst designation and has a B.B.A. from Pacific Lutheran University and an M.B.A. from Arizona State University.

(PHOTO OF MICHAEL D. MEIGHAN, CFA)

Co-Portfolio Manager of the SAM Portfolios

Mike oversees the Team analysts and works collaboratively with Randy and Gary to develop the asset allocation and investment outlook for the Portfolios as well as to formulate economic strategy. Mike has been instrumental in developing the current investment policies for the Portfolios since joining WM Advisors in 1999. His investment management experience dates back to 1993. He holds the Chartered Financial Analyst designation and has a B.S. from Santa Clara University and an M.B.A. from Gonzaga University.

(PHOTO OF GARY J. POKRZYWINSKI, CFA)

Head of Investments and Senior Portfolio Manager

Gary helps develop the outlook and policy for the fixed-income assets within the Portfolios. He is also instrumental in developing economic strategy with Randy and Mike. Gary joined WM Advisors in 1992 and currently manages the WM High Yield Fund and co-manages the WM Income Fund. He holds the Chartered Financial Analyst designation and has a B.B.A. from the University of Wisconsin.


6

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                                                                       (GRAPHIC)

Step 2:

DEVELOPING A NEAR-TERM INVESTMENT OUTLOOK THAT DETERMINES HOW MUCH RISK EACH PORTFOLIO SHOULD TAKE.

Research into dozens of global and domestic market forces shapes the Asset Allocation Team's outlook for the economy and capital markets. This view of investment conditions determines the Team's tactical decisions about each Portfolio's exact equity and fixed-income allocations. Here are just some of the criteria tracked for this step:

Federal Reserve monetary policy
Consumer debt
Corporate profits
Elections
Employment trends
Consumer spending
Currency flows
Commodity prices
Yield spreads
Stock market volume
Capital goods expenditures
Historical asset class returns
Cyclical and secular economic trends
Volatility analysis
Consumer confidence
Government budget deficits
Tax policy
Demographic trends
Mortgage demand
Business spending
Inflationary pressures
Housing trends
GDP growth
Historical financial market returns
Inventories
Investor psychology
Technology trends
Risk/return characteristics
Stock valuations
State and federal fiscal policy
Trade pacts
Interest rate changes
Business confidence
Geopolitical risks
Wage and payroll trends
Investment flows
Import prices
Factory capacity utilization
Market capitalization relative values
Productivity growth
Asset class correlations
Business activity
Performance attribution by allocation and sector

Step 3:

CONSTRUCTING EACH PORTFOLIO'S SPECIFIC MIX OF ASSET CLASSES.

The Team refines its tactical decisions by examining hundreds of possible Portfolio compositions. Combinations of equity styles, sectors, and capitalizations, as well as bond ratings and maturity structures, are analyzed before each Portfolio is built.

CONTINUOUS ACTIVE MANAGEMENT

Once the Portfolios are constructed, the Team continually monitors and reallocates them to take advantage of changing investment conditions--unlike many funds of funds that are only periodically rebalanced to static models. We also repeatedly test the Portfolios' structure by assessing how fund allocations and holdings affect performance. This dynamic process works toward optimizing the Portfolios for building long-term investment value.

(PHOTO OF CHARLES D. AVERILL, CFA)

Senior Quantitative Analyst

Charlie is dedicated to the Asset Allocation Team as a Senior Quantitative Analyst. His responsibilities include the ongoing analysis of both the current and potential fund holdings, as well as the structural model underlying the asset allocation process. To help examine the performance of the SAM Portfolios' holdings, he also develops performance attribution procedures. Charlie holds the Chartered Financial Analyst designation and has been with WM Advisors since 1990. Before joining the firm, he taught economics at Gonzaga University and worked as a newspaper editor. He holds a B.A. in Economics from Reed College and an M.A. in Economics from Princeton University.

(PHOTO OF NICOLE VERBRUGGHE, CFA)
Quantitative Analyst

Nicole works with the Asset Allocation Team as a Quantitative Analyst. She gathers and analyzes economic data in order to track indicators that specifically affect the SAM Portfolios. She continually reviews holdings and performance characteristics of the underlying funds and assesses how the weighting of each fund influences the Portfolios' investment policies and goals. Nicole joined WM Advisors in 2001 and holds the Chartered Financial Analyst designation. Before joining the Asset Allocation Team, Nicole worked for 12 years in financial accounting and analysis. She holds a B.A. in Mathematics from Whitman College.

(PHOTO OF BRAD N. STEWART)

Quantitative Analyst

As a Quantitative Analyst with the Asset Allocation Team, Brad is responsible for gathering and analyzing economic data. He focuses on tracking indicators that specifically affect the SAM Portfolios. Brad joined WM Advisors in 2005 and began his investment management career in 2002. He is a Level III Candidate for the Chartered Financial Analyst designation. He holds a B.B.A. in Finance from the University of Portland.


                                                                               7

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Flexible Income Portfolio

ANNUAL TOTAL RETURNS(1)
Class a Shares At Net Asset Value(2)
(Calendar Year)

2004               5.73%
2003              12.08%
2002               1.03%
2001               4.33%
2000               5.10%
1999               8.64%
1998               9.24%
1997              10.25%

INVESTMENT STRATEGY

As of October 31, 2005, the WM Strategic Asset Management (SAM) Flexible Income Portfolio was diversified among 12 funds representing 13 major asset classes. The Portfolio held a 26%/74% equity-to-fixed income ratio during most of the fiscal year.

Among all underlying WM fixed-income funds, the WM High Yield Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance. The Portfolio also gained from the contribution of the WM U.S. Government Securities Fund, which advanced primarily due to its holdings in mortgage agency bonds, while its allocation to U.S. Treasuries lagged on a relative basis.

On the equity side, the Portfolio benefited primarily from the WM Equity Income Fund. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. On the downside, the Fund's holdings

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS A SHARES Net Asset Value(2)          2.79%    4.72%        6.85%            7/25/96
               With Sales Charge          -1.83%    3.76%        6.32%
CLASS B SHARES Net Asset Value(2)          1.99%    3.92%        6.17%            7/25/96
               With Sales Charge          -3.01%    3.58%        6.17%
CLASS C SHARES Net Asset Value(2)          2.06%      --         4.39%            3/1/02
               With Sales Charge           1.06%      --         4.39%
Lehman Brothers Aggregate Bond Index(3)    1.14%    6.32%        6.63%
S&P 500(3)                                 8.72%   -1.74%        8.80%
Capital Market Benchmark(3)                2.69%    4.90%        7.30%

VALUE OF A $10,000 INVESTMENT(1) JULY 25, 1996 - OCTOBER 31, 2005

AS OF 10/31/05

$21,825   Total Value
$19,190   Total Value
$18,488   Total Value
$18,111   Total Value
$17,656   Total Value

                               (PERFORMANCE GRAPH)

                              Class A shares   Lehman Brothers
          Class A shares at    with maximum     Aggregate Bond                Capital Market
 Date    net asset value(2)    sales charge        Index(3)      S&P 500(3)    Benchmark(3)
------   ------------------   --------------   ---------------   ----------   --------------
Jul-96         10,018              9,567            10,000         10,000         10,000
Aug-96         10,046              9,594             9,983         10,212         10,029
Sep-96         10,266              9,804            10,157         10,786         10,282
Oct-96         10,446              9,976            10,382         11,081         10,520
Nov-96         10,748             10,264            10,560         11,923         10,824
Dec-96         10,690             10,209            10,462         11,689         10,701
Jan-97         10,836             10,348            10,494         12,415         10,860
Feb-97         10,866             10,377            10,520         12,515         10,899
Mar-97         10,711             10,229            10,403         11,995         10,712
Apr-97         10,857             10,369            10,559         12,711         10,968
May-97         11,035             10,539            10,660         13,491         11,186
Jun-97         11,161             10,659            10,787         14,093         11,392
Jul-97         11,529             11,011            11,078         15,212         11,819
Aug-97         11,399             10,886            10,984         14,366         11,608
Sep-97         11,598             11,076            11,146         15,153         11,872
Oct-97         11,606             11,083            11,308         14,647         11,931
Nov-97         11,667             11,142            11,360         15,325         12,084
Dec-97         11,790             11,259            11,475         15,589         12,223
Jan-98         11,896             11,360            11,622         15,762         12,376
Feb-98         12,067             11,524            11,612         16,898         12,547
Mar-98         12,211             11,661            11,652         17,764         12,710
Apr-98         12,272             11,719            11,712         17,943         12,789
May-98         12,266             11,714            11,824         17,634         12,843
Jun-98         12,397             11,839            11,924         18,350         13,034
Jul-98         12,322             11,768            11,949         18,156         13,027
Aug-98         11,853             11,320            12,144         15,531         12,820
Sep-98         12,169             11,622            12,428         16,526         13,224
Oct-98         12,365             11,809            12,362         17,870         13,383
Nov-98         12,635             12,066            12,433         18,953         13,606
Dec-98         12,891             12,311            12,470         20,044         13,795
Jan-99         13,136             12,545            12,558         20,882         13,989
Feb-99         12,948             12,366            12,339         20,233         13,706
Mar-99         13,169             12,576            12,407         21,042         13,876
Apr-99         13,439             12,834            12,446         21,856         14,019
May-99         13,331             12,731            12,337         21,340         13,854
Jun-99         13,470             12,864            12,297         22,525         13,971
Jul-99         13,359             12,758            12,246         21,822         13,837
Aug-99         13,280             12,683            12,239         21,713         13,818
Sep-99         13,335             12,735            12,381         21,118         13,870
Oct-99         13,527             12,918            12,427         22,455         14,087
Nov-99         13,708             13,091            12,426         22,911         14,143
Dec-99         13,992             13,362            12,366         24,260         14,255
Jan-00         13,834             13,211            12,326         23,042         14,074
Feb-00         13,985             13,355            12,475         22,607         14,157
Mar-00         14,343             13,697            12,639         24,818         14,583
Apr-00         14,214             13,574            12,603         24,071         14,462
May-00         14,134             13,498            12,596         23,577         14,397
Jun-00         14,367             13,721            12,858         24,157         14,708
Jul-00         14,382             13,734            12,975         23,780         14,769
Aug-00         14,780             14,115            13,164         25,257         15,124
Sep-00         14,699             14,037            13,246         23,923         15,041
Oct-00         14,685             14,025            13,334         23,823         15,107
Nov-00         14,436             13,786            13,553         21,946         15,068
Dec-00         14,706             14,044            13,805         22,053         15,307
Jan-01         15,226             14,541            14,030         22,836         15,615
Feb-01         14,978             14,304            14,152         20,754         15,438
Mar-01         14,758             14,094            14,223         19,440         15,304
Apr-01         14,951             14,278            14,163         20,950         15,491
May-01         15,077             14,398            14,248         21,091         15,585
Jun-01         15,102             14,423            14,302         20,578         15,557
Jul-01         15,255             14,568            14,622         20,376         15,806
Aug-01         15,228             14,542            14,790         19,101         15,754
Sep-01         14,943             14,270            14,962         17,558         15,645
Oct-01         15,225             14,540            15,275         17,893         15,966
Nov-01         15,318             14,629            15,064         19,265         16,035
Dec-01         15,338             14,648            14,967         19,435         15,980
Jan-02         15,349             14,658            15,089         19,151         16,038
Feb-02         15,358             14,667            15,235         18,781         16,100
Mar-02         15,427             14,733            14,982         19,488         16,007
Apr-02         15,441             14,746            15,273         18,307         16,061
May-02         15,484             14,787            15,403         18,171         16,146
Jun-02         15,263             14,576            15,537         16,877         16,029
Jul-02         14,982             14,308            15,725         15,561         15,934
Aug-02         15,144             14,462            15,990         15,664         16,170
Sep-02         14,956             14,283            16,249         13,961         16,028
Oct-02         15,165             14,483            16,175         15,190         16,250
Nov-02         15,478             14,781            16,170         16,084         16,437
Dec-02         15,496             14,799            16,505         15,139         16,516
Jan-03         15,512             14,814            16,519         14,742         16,442
Feb-03         15,572             14,871            16,747         14,521         16,573
Mar-03         15,617             14,915            16,734         14,662         16,595
Apr-03         16,044             15,322            16,873         15,870         16,978
May-03         16,501             15,758            17,187         16,706         17,409
Jun-03         16,575             15,829            17,152         16,920         17,427
Jul-03         16,345             15,609            16,576         17,218         17,019
Aug-03         16,467             15,726            16,685         17,553         17,176
Sep-03         16,705             15,953            17,128         17,367         17,504
Oct-03         16,905             16,144            16,968         18,350         17,572
Nov-03         17,044             16,277            17,009         18,512         17,637
Dec-03         17,367             16,586            17,183         19,482         17,965
Jan-04         17,586             16,795            17,320         19,840         18,146
Feb-04         17,743             16,944            17,507         20,116         18,353
Mar-04         17,806             17,005            17,638         19,812         18,408
Apr-04         17,412             16,629            17,180         19,501         17,968
May-04         17,381             16,599            17,111         19,769         17,959
Jun-04         17,571             16,780            17,209         20,152         18,110
Jul-04         17,492             16,704            17,379         19,485         18,134
Aug-04         17,714             16,917            17,711         19,563         18,426
Sep-04         17,809             17,008            17,759         19,774         18,505
Oct-04         17,985             17,176            17,908         20,077         18,686
Nov-04         18,113             17,298            17,765         20,890         18,718
Dec-04         18,363             17,536            17,928         21,600         18,984
Jan-05         18,265             17,443            18,041         21,073         18,988
Feb-05         18,298             17,475            17,935         21,516         18,978
Mar-05         18,137             17,321            17,843         21,135         18,834
Apr-05         18,170             17,352            18,084         20,733         18,966
May-05         18,446             17,616            18,279         21,393         19,250
Jun-05         18,566             17,730            18,380         21,422         19,341
Jul-05         18,681             17,840            18,213         22,219         19,345
Aug-05         18,763             17,919            18,446         22,017         19,507
Sep-05         18,637             17,799            18,256         22,196         19,378
Oct-05         18,488             17,656            18,111         21,825         19,190

Performance of Class B shares and C shares will differ.

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

in the telecommunication services and consumer discretionary sectors detracted from returns. The WM Growth & Income Fund also contributed strongly to the Portfolio's performance during the period. The Fund benefited from its holdings in financials, information technology, and energy, while its holdings in consumer discretionaries and materials lagged on a relative basis.

During the fiscal year, the Portfolio significantly increased its allocations to U.S. growth stocks in anticipation that they may outperform over the next market cycle. The Portfolio also increased its allocation to mortgage and asset-backed bonds, while it reduced its exposure to corporate and high-yield bonds.

Looking forward, we anticipate that economic growth for fiscal 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with growth stocks more attractive than value holdings.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2005

Equity/Fixed-Income Allocation:(4)                   26% Equity/74% Fixed-Income
Weighted Average Market Capitalization (equities):   $61.9 billion
Weighted Average P/E (equities):(5)                  16.2
Beta:                                                0.24
Portfolio Standard Deviation:                        3.61
S&P 500 Standard Deviation:                          11.57
Portfolio Turnover (for fiscal year):(6)             3%
Aggregate Portfolio Turnover (for fiscal year):(7)   38%
Number of Securities:(8)                             1,585
Total Net Assets:                                    $989.5 million

PORTFOLIO COMPOSITION(4)

                                     As of      As of
Asset Class                        10/31/05   10/31/04   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        38%        37%       +1%
Investment-Grade Corporate Bonds      17%        19%       -2%
High-Yield Corporate Bonds             8%         9%       -1%
U.S. Large-Cap Value Stocks            7%         7%        0%
U.S. Large-Cap Growth Stocks           7%         6%       +1%
U.S. Government Securities             6%         6%        0%
U.S. Mid-Cap Growth Stocks             3%         2%       +1%
U.S. Mid-Cap Value Stocks              2%         3%       -1%
Convertible Securities                 2%         2%        0%
REITs                                  2%         2%        0%
U.S. Small-Cap Growth Stocks           2%         1%       +1%
U.S. Small-Cap Value Stocks            1%         1%        0%
Cash Equivalents                       5%         5%        0%

Note: Pages 48 and 49 provide information about those WM Funds in which the Flexible Income Portfolio invests a significant portion of its assets. For additional information about these and other WM Funds, please see the WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Does not reflect portfolio turnover of the underlying WM Funds.

(7) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 10/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(8) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

(GRAPHIC)

Conservative Balanced Portfolio*

ANNUAL TOTAL RETURNS(1)
Class a Shares At Net Asset Value(2)
(Calendar Year)

2004               7.38%
2003              15.98%
2002              -2.98%
2001               2.20%
2000               3.97%
1999               1.97%
1998               5.28%
1997               8.29%

* As of 8/1/00, the Income Portfolio became the Conservative Balanced Portfolio, and the Portfolio's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

INVESTMENT STRATEGY

As of October 31, 2005, the WM Strategic Asset Management (SAM) Conservative Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. The Portfolio held a 42%/58% equity-to-fixed income ratio at the end of the fiscal year.

Among all underlying WM Funds, the WM Equity Income Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. On the downside, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns. The WM Growth & Income Fund also contributed strongly to the Portfolio's performance during the period. The Fund benefited from its holdings in financials, information technology, and energy, while its holdings in consumer discretionaries and materials lagged on a relative basis.

On the fixed-income side, the Portfolio benefited primarily from the WM High Yield Fund. The Fund's holdings in domestic corporate

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)        4.82%    4.30%        5.05%            7/25/96
                 With Sales Charge        -0.97%    3.13%        4.42%
CLASS B SHARES   Net Asset Value(2)        4.02%    3.51%        4.37%            7/25/96
                 With Sales Charge        -0.98%    3.16%        4.37%
CLASS C SHARES   Net Asset Value(2)        4.00%      --         5.07%            3/1/02
                 With Sales Charge         3.00%      --         5.07%
Lehman Brothers Aggregate Bond Index(3)    1.14%    6.32%        6.63%
S&P 500(3)                                 8.72%   -1.74%        8.80%
Capital Market Benchmark(3)                4.22%    3.39%        7.86%

VALUE OF A $10,000 INVESTMENT(1) JULY 25, 1996 - OCTOBER 31, 2005

AS OF 10/31/05

$21,825   Total Value
$20,147   Total Value
$18,111   Total Value
$15,792   Total Value
$14,923   Total Value

                               (PERFORMANCE GRAPH)

                              Class A shares   Lehman Brothers
          Class A shares at    with maximum     Aggregate Bond                Capital Market
 Date    net asset value(2)    sales charge        Index(3)      S&P 500(3)    Benchmark(3)
------   ------------------   --------------   ---------------   ----------   --------------
Jul-96         10,041              9,489            10,000         10,000         10,000
Aug-96          9,994              9,445             9,983         10,212         10,075
Sep-96         10,144              9,586            10,157         10,786         10,406
Oct-96         10,368              9,798            10,382         11,081         10,659
Nov-96         10,529              9,950            10,560         11,923         11,092
Dec-96         10,462              9,886            10,462         11,689         10,943
Jan-97         10,467              9,891            10,494         12,415         11,236
Feb-97         10,519              9,941            10,520         12,515         11,288
Mar-97         10,407              9,834            10,403         11,995         11,025
Apr-97         10,522              9,944            10,559         12,711         11,388
May-97         10,617             10,033            10,660         13,491         11,733
Jun-97         10,733             10,142            10,787         14,093         12,027
Jul-97         11,009             10,403            11,078         15,212         12,604
Aug-97         10,913             10,313            10,984         14,366         12,260
Sep-97         11,051             10,444            11,146         15,153         12,637
Oct-97         11,192             10,576            11,308         14,647         12,578
Nov-97         11,224             10,607            11,360         15,325         12,846
Dec-97         11,324             10,701            11,475         15,589         13,012
Jan-98         11,442             10,813            11,622         15,762         13,169
Feb-98         11,434             10,805            11,612         16,898         13,543
Mar-98         11,461             10,831            11,652         17,764         13,848
Apr-98         11,511             10,878            11,712         17,943         13,946
May-98         11,595             10,957            11,824         17,634         13,929
Jun-98         11,668             11,026            11,924         18,350         14,226
Jul-98         11,685             11,043            11,949         18,156         14,183
Aug-98         11,718             11,073            12,144         15,531         13,501
Sep-98         11,850             11,199            12,428         16,526         14,037
Oct-98         11,779             11,131            12,362         17,870         14,450
Nov-98         11,915             11,259            12,433         18,953         14,850
Dec-98         11,922             11,266            12,470         20,044         15,218
Jan-99         12,014             11,353            12,558         20,882         15,538
Feb-99         11,883             11,229            12,339         20,233         15,182
Mar-99         11,962             11,304            12,407         21,042         15,475
Apr-99         12,075             11,411            12,446         21,856         15,744
May-99         12,024             11,363            12,337         21,340         15,513
Jun-99         12,008             11,348            12,297         22,525         15,828
Jul-99         11,995             11,335            12,246         21,822         15,590
Aug-99         11,986             11,326            12,239         21,713         15,555
Sep-99         12,102             11,436            12,381         21,118         15,492
Oct-99         12,121             11,455            12,427         22,455         15,918
Nov-99         12,155             11,487            12,426         22,911         16,047
Dec-99         12,159             11,490            12,366         24,260         16,380
Jan-00         12,145             11,477            12,326         23,042         16,018
Feb-00         12,241             11,568            12,475         22,607         16,013
Mar-00         12,350             11,671            12,639         24,818         16,767
Apr-00         12,331             11,652            12,603         24,071         16,536
May-00         12,286             11,610            12,596         23,577         16,395
Jun-00         12,496             11,809            12,858         24,157         16,761
Jul-00         12,582             11,890            12,975         23,780         16,747
Aug-00         13,013             12,297            13,164         25,257         17,308
Sep-00         12,851             12,145            13,246         23,923         17,009
Oct-00         12,792             12,089            13,334         23,823         17,048
Nov-00         12,389             11,708            13,553         21,946         16,678
Dec-00         12,643             11,948            13,805         22,053         16,896
Jan-01         13,160             12,437            14,030         22,836         17,302
Feb-01         12,776             12,074            14,152         20,754         16,760
Mar-01         12,498             11,810            14,223         19,440         16,387
Apr-01         12,796             12,093            14,163         20,950         16,855
May-01         12,924             12,213            14,248         21,091         16,962
Jun-01         12,932             12,221            14,302         20,578         16,834
Jul-01         12,981             12,267            14,622         20,376         16,994
Aug-01         12,859             12,152            14,790         19,101         16,687
Sep-01         12,414             11,731            14,962         17,558         16,264
Oct-01         12,666             11,970            15,275         17,893         16,593
Nov-01         12,874             12,166            15,064         19,265         16,965
Dec-01         12,920             12,210            14,967         19,435         16,960
Jan-02         12,861             12,154            15,089         19,151         16,943
Feb-02         12,815             12,110            15,235         18,781         16,910
Mar-02         12,980             12,266            14,982         19,488         16,997
Apr-02         12,884             12,175            15,273         18,307         16,783
May-02         12,898             12,189            15,403         18,171         16,819
Jun-02         12,594             11,901            15,537         16,877         16,428
Jul-02         12,221             11,549            15,725         15,561         16,035
Aug-02         12,331             11,653            15,990         15,664         16,240
Sep-02         11,984             11,325            16,249         13,961         15,691
Oct-02         12,277             11,602            16,175         15,190         16,200
Nov-02         12,638             11,943            16,170         16,084         16,579
Dec-02         12,534             11,845            16,505         15,139         16,395
Jan-03         12,507             11,819            16,519         14,742         16,232
Feb-03         12,507             11,819            16,747         14,521         16,270
Mar-03         12,543             11,853            16,734         14,662         16,325
Apr-03         12,982             12,268            16,873         15,870         16,944
May-03         13,462             12,722            17,187         16,706         17,489
Jun-03         13,546             12,801            17,152         16,920         17,558
Jul-03         13,445             12,706            16,576         17,218         17,328
Aug-03         13,588             12,841            16,685         17,553         17,532
Sep-03         13,755             12,998            17,128         17,367         17,737
Oct-03         14,041             13,269            16,968         18,350         18,041
Nov-03         14,184             13,404            17,009         18,512         18,131
Dec-03         14,536             13,737            17,183         19,482         18,622
Jan-04         14,738             13,928            17,320         19,840         18,849
Feb-04         14,883             14,064            17,507         20,116         19,075
Mar-04         14,920             14,099            17,638         19,812         19,047
Apr-04         14,557             13,757            17,180         19,501         18,630
May-04         14,586             13,784            17,111         19,769         18,687
Jun-04         14,782             13,969            17,209         20,152         18,897
Jul-04         14,607             13,804            17,379         19,485         18,759
Aug-04         14,768             13,956            17,711         19,563         19,005
Sep-04         14,905             14,086            17,759         19,774         19,117
Oct-04         15,067             14,238            17,908         20,077         19,331
Nov-04         15,317             14,474            17,765         20,890         19,551
Dec-04         15,612             14,754            17,928         21,600         19,925
Jan-05         15,434             14,586            18,041         21,073         19,805
Feb-05         15,538             14,683            17,935         21,516         19,902
Mar-05         15,372             14,526            17,843         21,135         19,701
Apr-05         15,342             14,499            18,084         20,733         19,711
May-05         15,625             14,765            18,279         21,393         20,089
Jun-05         15,739             14,873            18,380         21,422         20,168
Jul-05         15,948             15,071            18,213         22,219         20,357
Aug-05         15,993             15,113            18,446         22,017         20,439
Sep-05         15,942             15,065            18,256         22,196         20,379
Oct-05         15,792             14,923            18,111         21,825         20,147

Performance of Class B shares and C shares will differ.

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

bonds and real estate investment trusts (REITs) were the primary drivers of performance. The Portfolio also gained from the contribution of the WM U.S. Government Securities Fund, which advanced primarily due to its holdings in mortgage agency bonds.

During the fiscal year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform over the next market cycle. The Portfolio also increased its allocation to mortgage- and asset-backed bonds, while it reduced its exposure to corporate bonds.

Looking forward, we anticipate that economic growth for fiscal 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2005

Equity/Fixed-Income Allocation:(4)                   42% Equity/58% Fixed-Income
Weighted Average Market Capitalization (equities):   $62.5 billion
Weighted Average P/E (equities):(5)                  16.2
Beta:                                                0.39
Portfolio Standard Deviation:                        4.61
S&P 500 Standard Deviation:                          11.57
Portfolio Turnover (for fiscal year):(6)             2%
Aggregate Portfolio Turnover (for fiscal year):(7)   37%
Number of Securities:(8)                             1,838
Total Net Assets:                                    $613.9 million

PORTFOLIO COMPOSITION(4)

                                     As of      As of
Asset Class                        10/31/05   10/31/04   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        31%        30%       +1%
U.S. Large-Cap Value Stocks           12%        10%       +2%
Investment-Grade Corporate Bonds      11%        13%       -2%
U.S. Large-Cap Growth Stocks          11%         9%       +2%
High-Yield Corporate Bonds             6%         7%       -1%
U.S. Government Securities             5%         5%        0%
U.S. Mid-Cap Growth Stocks             5%         3%       +2%
Foreign Stocks                         4%         4%        0%
U.S. Mid-Cap Value Stocks              3%         5%       -2%
REITs                                  3%         3%        0%
Convertible Securities                 2%         2%        0%
U.S. Small-Cap Growth Stocks           2%         2%        0%
U.S. Small-Cap Value Stocks            1%         2%       -1%
Cash Equivalents                       4%         5%       -1%

Note: Page 48 provides information about a WM Fund in which the Conservative Balanced Portfolio invests a significant portion of its assets. For additional information about this and other WM Funds, please see the WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Does not reflect portfolio turnover of the underlying WM Funds.

(7) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 10/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(8) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

(GRAPHIC)

Balanced Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    9.23%
2003   21.34%
2002   -9.41%
2001   -0.51%
2000    0.13%
1999   26.97%
1998   16.27%
1997   10.22%

INVESTMENT STRATEGY

As of October 31, 2005, the WM Strategic Asset Management (SAM) Balanced Portfolio was diversified among 13 funds representing 14 major asset classes. The Portfolio held a 62%/38% equity-to-fixed-income ratio during most of the fiscal year.

Among all underlying WM Funds, the WM Equity Income Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. On the downside, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns. The WM Mid Cap Stock Fund also contributed strongly to the Portfolio's performance during the period. The Fund benefited from its holdings in financials, energy, and utilities, while its holdings in consumer discretionaries and materials lagged on a relative basis.

On the fixed-income side, the Portfolio benefited primarily from the WM High Yield Fund. The Fund's holdings in domestic corporate

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)        7.20%     3.37%       8.48%            7/25/96
                 With Sales Charge         1.27%     2.20%       7.82%
CLASS B SHARES   Net Asset Value(2)        6.32%     2.56%       7.77%            7/25/96
                 With Sales Charge         1.32%     2.20%       7.77%
CLASS C SHARES   Net Asset Value(2)        6.41%       --        5.59%             3/1/02
                 With Sales Charge         5.41%       --        5.59%
S&P 500(3)                                 8.72%    -1.74%       8.80%
Lehman Brothers Aggregate Bond Index(3)    1.14%     6.32%       6.63%
Capital Market Benchmark(3)                5.74%     1.77%       8.30%
Russell 3000(R) Index(3)                  10.60%    -0.81%       9.04%

VALUE OF A $10,000 INVESTMENT(1) JULY 25, 1996 - OCTOBER 31, 2005

AS OF 10/31/05

$22,271   Total Value
$21,825   Total Value
$21,277   Total Value
$20,899   Total Value
$20,107   Total Value
$18,111   Total Value

                               (PERFORMANCE GRAPH)

                              Class A shares                Lehman Brothers
          Class A shares at    with maximum                  Aggregate Bond   Capital Market        Russell
 Date    net asset value(2)    sales charge    S&P 500(3)       Index(3)       Benchmark(3)    3000(R) Index(3)
------   ------------------   --------------   ----------   ---------------   --------------   ----------------
Jul-96         10,074              9,520         10,000          10,000           10,000            10,000
Aug-96         10,162              9,604         10,212           9,983           10,120            10,303
Sep-96         10,432              9,858         10,786          10,157           10,532            10,863
Oct-96         10,462              9,886         11,081          10,382           10,798            11,062
Nov-96         10,813             10,218         11,923          10,560           11,364            11,842
Dec-96         10,740             10,150         11,689          10,462           11,188            11,700
Jan-97         10,912             10,312         12,415          10,494           11,619            12,347
Feb-97         10,868             10,271         12,515          10,520           11,687            12,361
Mar-97         10,585             10,003         11,995          10,403           11,344            11,802
Apr-97         10,792             10,199         12,711          10,559           11,818            12,384
May-97         11,245             10,627         13,491          10,660           12,298            13,230
Jun-97         11,501             10,868         14,093          10,787           12,685            13,780
Jul-97         12,082             11,417         15,212          11,078           13,426            14,860
Aug-97         11,696             11,053         14,366          10,984           12,932            14,257
Sep-97         12,089             11,424         15,153          11,146           13,434            15,065
Oct-97         11,735             11,090         14,647          11,308           13,243            14,559
Nov-97         11,750             11,104         15,325          11,360           13,635            15,117
Dec-97         11,831             11,181         15,589          11,475           13,831            15,419
Jan-98         11,979             11,320         15,762          11,622           13,994            15,499
Feb-98         12,542             11,852         16,898          11,612           14,596            16,607
Mar-98         12,942             12,230         17,764          11,652           15,065            17,431
Apr-98         13,089             12,369         17,943          11,712           15,187            17,602
May-98         12,920             12,209         17,634          11,824           15,088            17,167
Jun-98         13,146             12,423         18,350          11,924           15,507            17,748
Jul-98         13,010             12,295         18,156          11,949           15,422            17,425
Aug-98         11,653             11,012         15,531          12,144           14,185            14,755
Sep-98         12,033             11,371         16,526          12,428           14,863            15,761
Oct-98         12,510             11,822         17,870          12,362           15,557            16,958
Nov-98         13,040             12,323         18,953          12,433           16,158            17,995
Dec-98         13,757             13,001         20,044          12,470           16,736            19,140
Jan-99         14,260             13,475         20,882          12,558           17,203            19,791
Feb-99         13,930             13,164         20,233          12,339           16,763            19,090
Mar-99         14,496             13,698         21,042          12,407           17,202            19,791
Apr-99         15,019             14,193         21,856          12,446           17,624            20,683
May-99         14,659             13,852         21,340          12,337           17,312            20,290
Jun-99         15,245             14,406         22,525          12,297           17,866            21,315
Jul-99         15,039             14,212         21,822          12,246           17,501            20,669
Aug-99         15,008             14,182         21,713          12,239           17,445            20,434
Sep-99         15,140             14,307         21,118          12,381           17,239            19,910
Oct-99         15,657             14,796         22,455          12,427           17,918            21,159
Nov-99         16,292             15,395         22,911          12,426           18,137            21,751
Dec-99         17,468             16,507         24,260          12,366           18,743            23,139
Jan-00         17,096             16,155         23,042          12,326           18,152            22,232
Feb-00         17,697             16,724         22,607          12,475           18,034            22,439
Mar-00         18,366             17,356         24,818          12,639           19,189            24,196
Apr-00         17,852             16,870         24,071          12,603           18,820            23,344
May-00         17,563             16,597         23,577          12,596           18,585            22,688
Jun-00         17,934             16,947         24,157          12,858           19,014            23,360
Jul-00         17,738             16,762         23,780          12,975           18,906            22,946
Aug-00         18,552             17,532         25,257          13,164           19,721            24,649
Sep-00         18,140             17,143         23,923          13,246           19,145            23,532
Oct-00         18,024             17,033         23,823          13,334           19,147            23,198
Nov-00         17,098             16,157         21,946          13,553           18,368            21,059
Dec-00         17,491             16,529         22,053          13,805           18,559            21,413
Jan-01         18,369             17,359         22,836          14,030           19,075            22,145
Feb-01         17,482             16,520         20,754          14,152           18,098            20,121
Mar-01         16,863             15,936         19,440          14,223           17,446            18,809
Apr-01         17,504             16,541         20,950          14,163           18,230            20,318
May-01         17,735             16,759         21,091          14,248           18,346            20,480
Jun-01         17,765             16,788         20,578          14,302           18,106            20,103
Jul-01         17,653             16,682         20,376          14,622           18,162            19,772
Aug-01         17,284             16,334         19,101          14,790           17,563            18,605
Sep-01         16,354             15,455         17,558          14,962           16,794            16,964
Oct-01         16,714             15,795         17,893          15,275           17,126            17,360
Nov-01         17,216             16,269         19,265          15,064           17,820            18,696
Dec-01         17,403             16,446         19,435          14,967           17,868            18,960
Jan-02         17,149             16,206         19,151          15,089           17,770            18,723
Feb-02         16,942             16,010         18,781          15,235           17,633            18,341
Mar-02         17,387             16,431         19,488          14,982           17,913            19,144
Apr-02         17,013             16,078         18,307          15,273           17,401            18,139
May-02         16,969             16,036         18,171          15,403           17,383            17,929
Jun-02         16,351             15,452         16,877          15,537           16,700            16,638
Jul-02         15,555             14,700         15,561          15,725           16,000            15,315
Aug-02         15,675             14,813         15,664          15,990           16,172            15,387
Sep-02         14,915             14,094         13,961          16,249           15,222            13,770
Oct-02         15,489             14,637         15,190          16,175           15,999            14,866
Nov-02         16,108             15,222         16,084          16,170           16,562            15,765
Dec-02         15,764             14,897         15,139          16,505           16,115            14,875
Jan-03         15,626             14,767         14,742          16,519           15,867            14,510
Feb-03         15,535             14,680         14,521          16,747           15,811            14,271
Mar-03         15,554             14,698         14,662          16,734           15,898            14,421
Apr-03         16,305             15,408         15,870          16,873           16,737            15,599
May-03         17,086             16,146         16,706          17,187           17,392            16,541
Jun-03         17,250             16,301         16,920          17,152           17,512            16,764
Jul-03         17,297             16,345         17,218          16,576           17,461            17,148
Aug-03         17,574             16,607         17,553          16,685           17,711            17,529
Sep-03         17,700             16,727         17,367          17,128           17,785            17,338
Oct-03         18,288             17,282         18,350          16,968           18,322            18,387
Nov-03         18,535             17,515         18,512          17,009           18,436            18,641
Dec-03         19,130             18,077         19,482          17,183           19,090            19,492
Jan-04         19,472             18,401         19,840          17,320           19,361            19,900
Feb-04         19,674             18,592         20,116          17,507           19,607            20,168
Mar-04         19,676             18,594         19,812          17,638           19,488            19,928
Apr-04         19,177             18,122         19,501          17,180           19,102            19,516
May-04         19,286             18,225         19,769          17,111           19,228            19,799
Jun-04         19,627             18,548         20,152          17,209           19,495            20,193
Jul-04         19,190             18,134         19,485          17,379           19,185            19,430
Aug-04         19,362             18,297         19,563          17,711           19,377            19,509
Sep-04         19,595             18,517         19,774          17,759           19,524            19,810
Oct-04         19,846             18,754         20,077          17,908           19,768            20,135
Nov-04         20,396             19,274         20,890          17,765           20,185            21,071
Dec-04         20,899             19,750         21,600          17,928           20,672            21,821
Jan-05         20,536             19,406         21,073          18,041           20,422            21,241
Feb-05         20,774             19,631         21,516          17,935           20,630            21,708
Mar-05         20,525             19,396         21,135          17,843           20,368            21,341
Apr-05         20,367             19,246         20,733          18,084           20,246            20,878
May-05         20,874             19,726         21,393          18,279           20,720            21,669
Jun-05         21,037             19,880         21,422          18,380           20,784            21,821
Jul-05         21,531             20,347         22,219          18,213           21,173            22,715
Aug-05         21,531             20,347         22,017          18,446           21,164            22,500
Sep-05         21,516             20,332         22,196          18,256           21,179            22,695
Oct-05         21,277             20,107         21,825          18,111           20,899            22,271

Performance of Class B shares and C shares will differ.

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

                                                                       (GRAPHIC)

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

bonds and real estate investment trusts (REITs) were the primary drivers of performance. The WM Income Fund also contributed modestly to Portfolio returns, as its holdings in domestic corporate bonds and mortgage-backed securities gained for the period.

During the fiscal year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform U.S. small- and mid-cap value stocks over the next market cycle. In contrast, the Portfolio slightly reduced its allocation to investment-grade corporate bonds, while its exposures to mortgage- and asset-backed and high-yield securities were unchanged.

Looking forward, we anticipate that economic growth for fiscal 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2005

Equity/Fixed-Income Allocation:(4)                   62% Equity/38% Fixed-Income
Weighted Average Market Capitalization (equities):   $60.8 billion
Weighted Average P/E (equities):(5)                  16.3
Beta:                                                0.59
Portfolio Standard Deviation:                        6.39
S&P 500 Standard Deviation:                          11.57
Portfolio Turnover (for fiscal year):(6)             0.47%
Aggregate Portfolio Turnover (for fiscal year):(7)   39%
Number of Securities:(8)                             1,838
Total Net Assets:                                    $4.3 billion

PORTFOLIO COMPOSITION(4)

                                     As of      As of
Asset Class                        10/31/05   10/31/04   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        19%        19%        0%
U.S. Large-Cap Value Stocks           17%        16%       +1%
U.S. Large-Cap Growth Stocks          16%        14%       +2%
U.S. Mid-Cap Growth Stocks             7%         5%       +2%
Investment-Grade Corporate Bonds       6%         7%       -1%
Foreign Stocks                         6%         5%       +1%
U.S. Mid-Cap Value Stocks              5%         8%       -3%
High-Yield Corporate Bonds             5%         5%        0%
REITs                                  4%         5%       -1%
U.S. Small-Cap Growth Stocks           3%         3%        0%
U.S. Government Securities             3%         2%       +1%
U.S. Small-Cap Value Stocks            2%         3%       -1%
Convertible Securities                 1%         1%        0%
Cash Equivalents                       6%         7%       -1%

Note: For information about the underlying WM Funds of the SAM Portfolios, please see the WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index. Effective 3/1/05, the S&P 500 replaced the Russell 3000(R) Index because WM Advisors believes the new benchmark more accurately reflects the Portfolio's performance characteristics.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Does not reflect portfolio turnover of the underlying WM Funds.

(7) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 10/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(8) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

(GRAPHIC)

Conservative Growth Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    10.88%
2003    26.97%
2002   -15.70%
2001    -4.20%
2000    -2.96%
1999    40.28%
1998    18.82%
1997     8.65%

INVESTMENT STRATEGY

As of October 31, 2005, the WM Strategic Asset Management (SAM) Conservative Growth Portfolio was diversified among 12 funds representing 14 major asset classes. The Portfolio held an 81%/19% equity-to-fixed-income ratio during most of the fiscal year.

Among all underlying WM Funds, the WM Equity Income Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. On the downside, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns. The WM Growth Fund also contributed strongly to the Portfolio's performance during the period. The Fund benefited from its holdings in information technology, health care, and financials, while its holdings in consumer discretionaries and telecommunication services lagged.

On the fixed-income side, the Portfolio benefited primarily from the WM High Yield Fund, which dramatically outperformed all other

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)        9.19%    1.99%        8.81%            7/25/96
                 With Sales Charge         3.18%    0.85%        8.15%
CLASS B SHARES   Net Asset Value(2)        8.42%    1.22%        8.07%            7/25/96
                 With Sales Charge         3.42%    0.83%        8.07%
CLASS C SHARES   Net Asset Value(2)        8.40%      --         5.86%             3/1/02
                 With Sales Charge         7.40%      --         5.86%
S&P 500(3)                                 8.72%   -1.74%        8.80%
Lehman Brothers Aggregate Bond Index(3)    1.14%    6.32%        6.63%
Capital Market Benchmark(3)                7.24%    0.06%        8.61%
Russell 3000(R) Index(3)                  10.60%   -0.81%        9.04%

VALUE OF A $10,000 INVESTMENT(1) JULY 25, 1996 - OCTOBER 31, 2005

AS OF 10/31/05

$22,271   Total Value
$21,874   Total Value
$21,825   Total Value
$21,463   Total Value
$20,671   Total Value
$18,111   Total Value

                               (PERFORMANCE GRAPH)

                              Class A shares                Lehman Brothers
          Class A shares at    with maximum                  Aggregate Bond   Capital Market        Russell
 Date    net asset value(2)    sales charge    S&P 500(3)       Index(3)       Benchmark(3)    3000(R) Index(3)
------   ------------------   --------------   ----------   ---------------   --------------   ----------------
Jul-96         10,130              9,573         10,000         10,000            10,000            10,000
Aug-96         10,281              9,715         10,212          9,983            10,166            10,303
Sep-96         10,592             10,009         10,786         10,157            10,658            10,863
Oct-96         10,462              9,886         11,081         10,382            10,939            11,062
Nov-96         10,782             10,189         11,923         10,560            11,641            11,842
Dec-96         10,725             10,135         11,689         10,462            11,437            11,700
Jan-97         10,849             10,252         12,415         10,494            12,012            12,347
Feb-97         10,690             10,102         12,515         10,520            12,096            12,361
Mar-97         10,258              9,694         11,995         10,403            11,667            11,802
Apr-97         10,427              9,853         12,711         10,559            12,260            12,384
May-97         11,079             10,470         13,491         10,660            12,885            13,230
Jun-97         11,437             10,808         14,093         10,787            13,376            13,780
Jul-97         12,016             11,355         15,212         11,078            14,297            14,860
Aug-97         11,563             10,927         14,366         10,984            13,637            14,257
Sep-97         12,099             11,434         15,153         11,146            14,275            15,065
Oct-97         11,615             10,977         14,647         11,308            13,935            14,559
Nov-97         11,605             10,967         15,325         11,360            14,465            15,117
Dec-97         11,648             11,007         15,589         11,475            14,693            15,419
Jan-98         11,782             11,134         15,762         11,622            14,861            15,499
Feb-98         12,528             11,839         16,898         11,612            15,715            16,607
Mar-98         13,040             12,323         17,764         11,652            16,369            17,431
Apr-98         13,207             12,481         17,943         11,712            16,518            17,602
May-98         12,885             12,176         17,634         11,824            16,321            17,167
Jun-98         13,175             12,450         18,350         11,924            16,880            17,748
Jul-98         12,919             12,208         18,156         11,949            16,743            17,425
Aug-98         11,050             10,442         15,531         12,144            14,861            14,755
Sep-98         11,594             10,957         16,526         12,428            15,692            15,761
Oct-98         12,207             11,535         17,870         12,362            16,696            16,958
Nov-98         12,907             12,197         18,953         12,433            17,524            17,995
Dec-98         13,843             13,082         20,044         12,470            18,342            19,140
Jan-99         14,543             13,744         20,882         12,558            18,983            19,791
Feb-99         14,162             13,383         20,233         12,339            18,444            19,090
Mar-99         15,009             14,184         21,042         12,407            19,054            19,791
Apr-99         15,722             14,858         21,856         12,446            19,656            20,683
May-99         15,255             14,416         21,340         12,337            19,251            20,290
Jun-99         16,078             15,193         22,525         12,297            20,094            21,315
Jul-99         15,785             14,917         21,822         12,246            19,576            20,669
Aug-99         15,747             14,881         21,713         12,239            19,496            20,434
Sep-99         15,897             15,022         21,118         12,381            19,114            19,910
Oct-99         16,666             15,749         22,455         12,427            20,096            21,159
Nov-99         17,609             16,641         22,911         12,426            20,422            21,751
Dec-99         19,420             18,352         24,260         12,366            21,365            23,139
Jan-00         18,959             17,917         23,042         12,326            20,491            22,232
Feb-00         19,904             18,809         22,607         12,475            20,231            22,439
Mar-00         20,809             19,665         24,818         12,639            21,868            24,196
Apr-00         19,941             18,845         24,071         12,603            21,328            23,344
May-00         19,431             18,362         23,577         12,596            20,976            22,688
Jun-00         19,891             18,797         24,157         12,858            21,477            23,360
Jul-00         19,559             18,483         23,780         12,975            21,247            22,946
Aug-00         20,670             19,533         25,257         13,164            22,365            24,649
Sep-00         20,031             18,930         23,923         13,246            21,448            23,532
Oct-00         19,815             18,725         23,823         13,334            21,403            23,198
Nov-00         18,359             17,349         21,946         13,553            20,123            21,059
Dec-00         18,843             17,807         22,053         13,805            20,276            21,413
Jan-01         19,961             18,863         22,836         14,030            20,917            22,145
Feb-01         18,597             17,575         20,754         14,152            19,427            20,121
Mar-01         17,643             16,673         19,440         14,223            18,462            18,809
Apr-01         18,693             17,665         20,950         14,163            19,593            20,318
May-01         18,966             17,923         21,091         14,248            19,723            20,480
Jun-01         18,974             17,930         20,578         14,302            19,354            20,103
Jul-01         18,645             17,620         20,376         14,622            19,288            19,772
Aug-01         17,987             16,998         19,101         14,790            18,366            18,605
Sep-01         16,566             15,655         17,558         14,962            17,222            16,964
Oct-01         16,979             16,045         17,893         15,275            17,556            17,360
Nov-01         17,777             16,799         19,265         15,064            18,585            18,696
Dec-01         18,052             17,059         19,435         14,967            18,691            18,960
Jan-02         17,637             16,667         19,151         15,089            18,502            18,723
Feb-02         17,265             16,315         18,781         15,235            18,252            18,341
Mar-02         17,950             16,963         19,488         14,982            18,741            19,144
Apr-02         17,290             16,339         18,307         15,273            17,906            18,139
May-02         17,203             16,257         18,171         15,403            17,830            17,929
Jun-02         16,307             15,410         16,877         15,537            16,844            16,638
Jul-02         15,198             14,362         15,561         15,725            15,835            15,315
Aug-02         15,285             14,444         15,664         15,990            15,971            15,387
Sep-02         14,238             13,455         13,961         16,249            14,635            13,770
Oct-02         14,990             14,165         15,190         16,175            15,652            14,866
Nov-02         15,756             14,889         16,084         16,170            16,387            15,765
Dec-02         15,218             14,381         15,139         16,505            15,684            14,875
Jan-03         15,014             14,189         14,742         16,519            15,358            14,510
Feb-03         14,824             14,008         14,521         16,747            15,217            14,271
Mar-03         14,840             14,024         14,662         16,734            15,333            14,421
Apr-03         15,762             14,895         15,870         16,873            16,369            15,599
May-03         16,698             15,779         16,706         17,187            17,120            16,541
Jun-03         16,908             15,978         16,920         17,152            17,288            16,764
Jul-03         17,113             16,172         17,218         16,576            17,416            17,148
Aug-03         17,450             16,490         17,553         16,685            17,710            17,529
Sep-03         17,509             16,546         17,367         17,128            17,654            17,338
Oct-03         18,302             17,296         18,350         16,968            18,420            18,387
Nov-03         18,597             17,574         18,512         17,009            18,558            18,641
Dec-03         19,322             18,260         19,482         17,183            19,375            19,492
Jan-04         19,722             18,638         19,840         17,320            19,690            19,900
Feb-04         19,973             18,874         20,116         17,507            19,952            20,168
Mar-04         19,929             18,833         19,812         17,638            19,741            19,928
Apr-04         19,383             18,317         19,501         17,180            19,389            19,516
May-04         19,561             18,485         19,769         17,111            19,587            19,799
Jun-04         19,976             18,877         20,152         17,209            19,914            20,193
Jul-04         19,325             18,262         19,485         17,379            19,426            19,430
Aug-04         19,458             18,388         19,563         17,711            19,562            19,509
Sep-04         19,754             18,667         19,774         17,759            19,742            19,810
Oct-04         20,034             18,933         20,077         17,908            20,017            20,135
Nov-04         20,802             19,658         20,890         17,765            20,633            21,071
Dec-04         21,428             20,249         21,600         17,928            21,232            21,821
Jan-05         20,920             19,769         21,073         18,041            20,845            21,241
Feb-05         21,263             20,094         21,516         17,935            21,170            21,708
Mar-05         20,965             19,812         21,135         17,843            20,849            21,341
Apr-05         20,682             19,545         20,733         18,084            20,588            20,878
May-05         21,309             20,137         21,393         18,279            21,156            21,669
Jun-05         21,503             20,320         21,422         18,380            21,203            21,821
Jul-05         22,189             20,969         22,219         18,213            21,794            22,715
Aug-05         22,129             20,912         22,017         18,446            21,692            22,500
Sep-05         22,173             20,954         22,196         18,256            21,787            22,695
Oct-05         21,874             20,671         21,825         18,111            21,463            22,271

Performance of Class B shares and C shares will differ.

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

                                                                       (GRAPHIC)

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

WM fixed-income funds. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance. The WM Income Fund also contributed modestly to Portfolio returns, as its holdings in domestic corporate bonds and mortgage-backed securities gained for the period.

During the fiscal year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform U.S. small- and mid-cap value stocks over the next market cycle. In contrast, the Portfolio slightly reduced its allocation to REITs, while its exposures to investment-grade corporate and high-yield bonds were unchanged.

Looking forward, we anticipate that economic growth for fiscal 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect mortgage-backed securities to offer a better relative value than corporate bonds, and that high-yield issues will continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2005

Equity/Fixed-Income Allocation:(4)                   81% Equity/19% Fixed-Income
Weighted Average Market Capitalization (equities):   $60.5 billion
Weighted Average P/E (equities):(5)                  16.4
Beta:                                                0.80
Portfolio Standard Deviation:                        8.37
S&P 500 Standard Deviation:                          11.57
Portfolio Turnover (for fiscal year):(6)             1%
Aggregate Portfolio Turnover (for fiscal year):(7)   42%
Number of Securities:(8)                             1,745
Total Net Assets:                                    $3.3 billion

PORTFOLIO COMPOSITION(4)

                                     As of      As of
Asset Class                        10/31/05   10/31/04   Change
-----------                        --------   --------   ------
U.S. Large-Cap Value Stocks           22%        21%       +1%
U.S. Large-Cap Growth Stocks          21%        19%       +2%
U.S. Mid-Cap Growth Stocks            10%         7%       +3%
Mortgage- & Asset-Backed Bonds         9%         9%        0%
Foreign Stocks                         8%         7%       +1%
U.S. Mid-Cap Value Stocks              7%        11%       -4%
REITs                                  5%         6%       -1%
U.S. Small-Cap Growth Stocks           4%         4%        0%
U.S. Small-Cap Value Stocks            3%         4%       -1%
High-Yield Corporate Bonds             3%         3%        0%
Investment-Grade Corporate Bonds       2%         2%        0%
Convertible Securities                 1%         1%        0%
U.S. Government Securities             1%         1%        0%
Cash Equivalents                       4%         5%       -1%

Note: For information about the underlying WM Funds of the SAM Portfolios, please see the WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index. Effective 3/1/05, the S&P 500 replaced the Russell 3000(R) Index because WM Advisors believes the new benchmark more accurately reflects the Portfolio's performance characteristics.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Does not reflect portfolio turnover of the underlying WM Funds.

(7) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 10/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(8) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

(GRAPHIC)

Strategic Growth Portfolio

ANNUAL TOTAL RETURNS(1)
Class A shares at net asset value(2)
(Calendar Year)

2004    11.92%
2003    31.27%
2002   -20.85%
2001    -6.69%
2000    -4.43%
1999    44.48%
1998    22.63%
1997    12.38%

INVESTMENT STRATEGY

As of October 31, 2005, the WM Strategic Asset Management (SAM) Strategic Growth Portfolio was diversified among 10 funds representing 11 major asset classes. The Portfolio held a 92%/8% equity-to-fixed-income ratio during most of the fiscal year.

Among all underlying WM Funds, the WM Equity Income Fund made the greatest overall contribution to Portfolio performance for the period. The Fund's holdings in the energy, financial, and health care sectors were particularly helpful. On the downside, the Fund's holdings in the telecommunication services and consumer discretionary sectors detracted from returns. The WM Mid Cap Stock Fund also contributed strongly to the Portfolio's performance during the period. The Fund benefited from its holdings in financials, energy, and utilities, while its holdings in consumer discretionaries and materials lagged on a relative basis.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge noted above.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   Since Inception   Inception Date
                                      ------   ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)   10.61%    0.87%        9.54%            7/25/96
                 With Sales Charge     4.55%   -0.27%        8.87%
CLASS B SHARES   Net Asset Value(2)    9.71%    0.09%        8.83%            7/25/96
                 With Sales Charge     4.71%   -0.32%        8.83%
CLASS C SHARES   Net Asset Value(2)    9.76%      --         5.87%             3/1/02
                 With Sales Charge     8.76%      --         5.87%
S&P 500(3)                             8.72%   -1.74%        8.80%
Russell 3000(R) Index(3)              10.60%   -0.81%        9.04%

VALUE OF A $10,000 INVESTMENT(1) JULY 25, 1996 - OCTOBER 31, 2005

AS OF 10/31/05:

$23,264   Total Value
$22,271   Total Value
$21,984   Total Value
$21,825   Total Value

                               (PERFORMANCE GRAPH)

                              Class A shares
          Class A shares at    with maximum                      Russell
 Date    net asset value(2)    sales charge    S&P 500(3)   3000(R) Index(3)
------   ------------------   --------------   ----------   ----------------
Jul-96         10,110              9,554         10,000          10,000
Aug-96         10,300              9,734         10,212          10,303
Sep-96         10,690             10,102         10,786          10,863
Oct-96         10,560              9,979         11,081          11,062
Nov-96         11,080             10,471         11,923          11,842
Dec-96         11,001             10,396         11,689          11,700
Jan-97         11,308             10,686         12,415          12,347
Feb-97         11,148             10,535         12,515          12,361
Mar-97         10,640             10,055         11,995          11,802
Apr-97         10,852             10,255         12,711          12,384
May-97         11,561             10,925         13,491          13,230
Jun-97         11,932             11,276         14,093          13,780
Jul-97         12,716             12,017         15,212          14,860
Aug-97         12,240             11,566         14,366          14,257
Sep-97         12,822             12,117         15,153          15,065
Oct-97         12,282             11,607         14,647          14,559
Nov-97         12,325             11,647         15,325          15,117
Dec-97         12,362             11,682         15,589          15,419
Jan-98         12,509             11,821         15,762          15,499
Feb-98         13,471             12,730         16,898          16,607
Mar-98         14,106             13,330         17,764          17,431
Apr-98         14,298             13,511         17,943          17,602
May-98         13,879             13,115         17,634          17,167
Jun-98         14,331             13,543         18,350          17,748
Jul-98         13,992             13,222         18,156          17,425
Aug-98         11,773             11,125         15,531          14,755
Sep-98         12,508             11,820         16,526          15,761
Oct-98         13,210             12,483         17,870          16,958
Nov-98         13,980             13,211         18,953          17,995
Dec-98         15,159             14,325         20,044          19,140
Jan-99         16,068             15,184         20,882          19,791
Feb-99         15,594             14,737         20,233          19,090
Mar-99         16,530             15,621         21,042          19,791
Apr-99         17,365             16,410         21,856          20,683
May-99         16,792             15,868         21,340          20,290
Jun-99         17,789             16,811         22,525          21,315
Jul-99         17,337             16,384         21,822          20,669
Aug-99         17,325             16,372         21,713          20,434
Sep-99         17,490             16,528         21,118          19,910
Oct-99         18,436             17,422         22,455          21,159
Nov-99         19,621             18,542         22,911          21,751
Dec-99         21,901             20,697         24,260          23,139
Jan-00         21,446             20,266         23,042          22,232
Feb-00         22,799             21,545         22,607          22,439
Mar-00         23,802             22,493         24,818          24,196
Apr-00         22,552             21,312         24,071          23,344
May-00         21,901             20,696         23,577          22,688
Jun-00         22,551             21,311         24,157          23,360
Jul-00         22,057             20,844         23,780          22,946
Aug-00         23,502             22,209         25,257          24,649
Sep-00         22,604             21,361         23,923          23,532
Oct-00         22,279             21,053         23,823          23,198
Nov-00         20,325             19,207         21,946          21,059
Dec-00         20,931             19,779         22,053          21,413
Jan-01         22,320             21,093         22,836          22,145
Feb-01         20,448             19,323         20,754          20,121
Mar-01         19,180             18,125         19,440          18,809
Apr-01         20,666             19,530         20,950          20,318
May-01         21,011             19,856         21,091          20,480
Jun-01         21,066             19,907         20,578          20,103
Jul-01         20,459             19,334         20,376          19,772
Aug-01         19,537             18,462         19,101          18,605
Sep-01         17,540             16,575         17,558          16,964
Oct-01         18,036             17,044         17,893          17,360
Nov-01         19,097             18,047         19,265          18,696
Dec-01         19,527             18,453         19,435          18,960
Jan-02         18,908             17,868         19,151          18,723
Feb-02         18,374             17,364         18,781          18,341
Mar-02         19,339             18,275         19,488          19,144
Apr-02         18,432             17,418         18,307          18,139
May-02         18,274             17,269         18,171          17,929
Jun-02         17,108             16,167         16,877          16,638
Jul-02         15,638             14,778         15,561          15,315
Aug-02         15,696             14,833         15,664          15,387
Sep-02         14,327             13,539         13,961          13,770
Oct-02         15,249             14,410         15,190          14,866
Nov-02         16,185             15,295         16,084          15,765
Dec-02         15,455             14,605         15,139          14,875
Jan-03         15,180             14,345         14,742          14,510
Feb-03         14,890             14,071         14,521          14,271
Mar-03         14,905             14,085         14,662          14,421
Apr-03         15,965             15,086         15,870          15,599
May-03         17,068             16,129         16,706          16,541
Jun-03         17,329             16,376         16,920          16,764
Jul-03         17,691             16,718         17,218          17,148
Aug-03         18,098             17,102         17,553          17,529
Sep-03         18,083             17,089         17,367          17,338
Oct-03         19,100             18,049         18,350          18,387
Nov-03         19,434             18,365         18,512          18,641
Dec-03         20,291             19,175         19,482          19,492
Jan-04         20,770             19,627         19,840          19,900
Feb-04         21,032             19,875         20,116          20,168
Mar-04         20,944             19,793         19,812          19,928
Apr-04         20,379             19,258         19,501          19,516
May-04         20,611             19,478         19,769          19,799
Jun-04         21,106             19,945         20,152          20,193
Jul-04         20,293             19,177         19,485          19,430
Aug-04         20,381             19,260         19,563          19,509
Sep-04         20,743             19,603         19,774          19,810
Oct-04         21,034             19,877         20,077          20,135
Nov-04         21,993             20,783         20,890          21,071
Dec-04         22,712             21,463         21,600          21,821
Jan-05         22,101             20,886         21,073          21,241
Feb-05         22,523             21,285         21,516          21,708
Mar-05         22,188             20,967         21,135          21,341
Apr-05         21,795             20,596         20,733          20,878
May-05         22,538             21,299         21,393          21,669
Jun-05         22,770             21,518         21,422          21,821
Jul-05         23,599             22,301         22,219          22,715
Aug-05         23,512             22,219         22,017          22,500
Sep-05         23,585             22,288         22,196          22,695
Oct-05         23,264             21,984         21,825          22,271

Performance of Class B shares and C shares will differ.

See Glossary on page 18 for definitions of indices and terms.

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1996 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2)  Net asset value is not adjusted for sales charge.

(3) Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 7/31/96. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                                       (GRAPHIC)

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

The Portfolio also benefited from its allocation to the WM High Yield Fund, which dramatically outperformed all other WM fixed-income funds. The Fund's holdings in domestic corporate bonds and real estate investment trusts (REITs) were the primary drivers of performance.

During the fiscal year, the Portfolio significantly increased its allocations to U.S. mid- and large-cap growth stocks in anticipation that these asset classes may outperform U.S. mid-cap value stocks over the next market cycle. The Portfolio also slightly increased its allocation to foreign stocks, while its exposures to REITs, high-yield bonds, and convertible securities were unchanged.

Looking forward, we anticipate that economic growth for fiscal 2006 will be weaker than current consensus projections. We also believe that inflation will be more muted than expected. The housing market appears to be slowing, which may make it more difficult for consumers to secure low-interest home equity loans. This in turn may negatively impact consumer spending. Given this combination of factors, we believe the Federal Reserve will likely halt its monetary tightening campaign relatively early in 2006. In this scenario, we believe that long-term interest rates will fall to the 3%-4% range, but then stabilize. If long-term rates stabilize, we would expect high-yield issues to continue to outperform. Equities appear fairly valued, with international stocks more attractive than U.S. holdings.

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2005

Equity/Fixed-Income Allocation:(4)                   92% Equity/8% Fixed-Income
Weighted Average Market Capitalization (equities):   $59.4 billion
Weighted Average P/E (equities):(5)                  16.3
Beta:                                                0.95
Portfolio Standard Deviation:                        9.88
S&P 500 Standard Deviation:                          11.57
Portfolio Turnover (for fiscal year):(6)             1%
Aggregate Portfolio Turnover (for fiscal year):(7)   43%
Number of Securities:(8)                             1,172
Total Net Assets:                                    $2.0 billion

PORTFOLIO COMPOSITION(4)

                                As of      As of
Asset Class                   10/31/05   10/31/04   Change
-----------                   --------   --------   ------
U.S. Large-Cap Value Stocks      25%        24%       +1%
U.S. Large-Cap Growth Stocks     23%        21%       +2%
U.S. Mid-Cap Growth Stocks       11%         8%       +3%
Foreign Stocks                   10%         9%       +1%
U.S. Mid-Cap Value Stocks         8%        13%       -5%
REITs                             6%         6%        0%
U.S. Small-Cap Growth Stocks      5%         5%        0%
U.S. Small-Cap Value Stocks       4%         4%        0%
High-Yield Corporate Bonds        3%         3%        0%
Convertible Securities            1%         1%        0%
Cash Equivalents                  4%         6%       -2%

Note: Page 47 provides information about a WM Fund in which the Strategic Growth Portfolio invests a significant portion of its assets. For additional information about this and other WM Funds, please see the WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

(4)  May not reflect the current portfolio composition.

(5)  Based on estimated earnings.

(6)  Does not reflect portfolio turnover of the underlying WM Funds.

(7) Aggregate portfolio turnover of the Portfolio and its underlying WM Funds assumes a constant allocation by the Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio on 10/31/05. The Portfolio's actual aggregate portfolio turnover may be different as a result of changes in the allocation of its assets among the underlying Funds, the portfolio turnover of the underlying Funds, and/or the Portfolio's own portfolio turnover.

(8) Represents the sum of securities held by the underlying WM Funds. Some securities may be held by more than one WM Fund.

(GRAPHIC)

Glossary

DEFINITIONS OF INDICES

CAPITAL MARKET BENCHMARK:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: Flexible Income Portfolio: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index; Conservative Balanced Portfolio:
40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index; Balanced Portfolio:
60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index; and Conservative Growth Portfolio:80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index.

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

DEFINITIONS OF TERMS

BETA:

A quantitative measure of a Portfolio's historical volatility relative to the overall market (S&P 500). A beta above 1 indicates more volatility than the market, and a beta below 1 indicates less volatility. Results are calculated using three-month rolling returns for Class A shares for the three-year period ended 10/31/05. Source: Lipper,Inc.

STANDARD DEVIATION:

Measures the historical fluctuation of returns around the arithmetic average return of the investment. The higher the standard deviation (as one measure of risk), the greater the variability of the investment returns. Results are calculated for the three-year period ended 10/31/05,and Portfolio results are for Class A shares. Source: Ibbotson Associates and Lipper, Inc.

Expense Information

As a shareholder of the Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio or Strategic Growth Portfolio (collectively, "the Portfolios"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares and, if applicable, contingent deferred sales charges on redemption of shares and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2005 to October 31, 2005.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Portfolio's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                   HYPOTHETICAL
                                            ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                   ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                    VALUE       VALUE      5/1/05-       VALUE       VALUE      5/1/05-     EXPENSE
                                    5/1/05    10/31/05     10/31/05      5/1/05    10/31/05     10/31/05     RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   -------
Flexible Income Portfolio
Class A .......................     $1,000     $1,017       $5.03        $1,000    $1,020        $5.04       0.99%
Class B .......................      1,000      1,013        8.93         1,000     1,016         8.94       1.76%
Class C .......................      1,000      1,013        8.88         1,000     1,016         8.89       1.75%
Conservative Balanced Portfolio
Class A .......................     $1,000     $1,029       $5.17        $1,000    $1,020        $5.14       1.01%
Class B .......................      1,000      1,026        9.09         1,000     1,016         9.05       1.78%
Class C .......................      1,000      1,025        8.98         1,000     1,016         8.94       1.76%
Balanced Portfolio
Class A .......................     $1,000     $1,045       $4.90        $1,000    $1,020        $4.84       0.95%
Class B .......................      1,000      1,040        8.79         1,000     1,017         8.69       1.71%
Class C .......................      1,000      1,040        8.74         1,000     1,017         8.64       1.70%
Conservative Growth Portfolio
Class A .......................     $1,000     $1,058       $5.08        $1,000    $1,020        $4.99       0.98%
Class B .......................      1,000      1,053        9.00         1,000     1,016         8.84       1.74%
Class C .......................      1,000      1,054        8.95         1,000     1,016         8.79       1.73%
Strategic Growth Portfolio
Class A .......................     $1,000     $1,067       $5.37        $1,000    $1,020        $5.24       1.03%
Class B .......................      1,000      1,063        9.36         1,000     1,016         9.15       1.80%
Class C .......................      1,000      1,063        9.26         1,000     1,016         9.05       1.78%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

The following table sets forth the estimated ongoing aggregate expenses of the Portfolios, including expenses of Class I shares of various funds in the WM Group of Funds (collectively, the "Underlying Funds"), based upon expenses shown in the table on the prior page for each Portfolio and corresponding expenses for each Underlying Fund's Class I shares. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at October 31, 2005. A Portfolio's actual aggregate expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds and/or the Portfolio's own expenses.

                                                                                  HYPOTHETICAL
                                            ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                  ----------------------------------   ----------------------------------
                                                          ESTIMATED                            ESTIMATED
                                                          AGGREGATE                            AGGREGATE
                                                           EXPENSES                             EXPENSES
                                  BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING   ESTIMATED
                                   ACCOUNT     ACCOUNT      PERIOD*     ACCOUNT     ACCOUNT     PERIOD*     AGGREGATE
                                    VALUE       VALUE       5/1/05-      VALUE       VALUE      5/1/05-      EXPENSE
                                    5/1/05    10/31/05     10/31/05      5/1/05    10/31/05     10/31/05      RATIO
                                  ---------   --------   -----------   ---------   --------   -----------   ---------
Flexible Income Portfolio
Class A .......................     $1,000     $1,017       $ 7.93       $1,000     $1,017       $ 7.93       1.56%
Class B .......................      1,000      1,013        11.82        1,000      1,013        11.82       2.33%
Class C .......................      1,000      1,013        11.77        1,000      1,014        11.77       2.32%
Conservative Balanced Portfolio
Class A .......................     $1,000     $1,029       $ 8.29       $1,000     $1,017       $ 8.24       1.62%
Class B .......................      1,000      1,026        12.20        1,000      1,013        12.13       2.39%
Class C .......................      1,000      1,025        12.10        1,000      1,013        12.03       2.37%
Balanced Portfolio
Class A .......................     $1,000     $1,045       $ 8.40       $1,000     $1,017       $ 8.29       1.63%
Class B .......................      1,000      1,040        12.29        1,000      1,013        12.13       2.39%
Class C .......................      1,000      1,040        12.24        1,000      1,013        12.08       2.38%
Conservative Growth Portfolio
Class A .......................     $1,000     $1,058       $ 8.71       $1,000     $1,017       $ 8.54       1.68%
Class B .......................      1,000      1,053        12.63        1,000      1,013        12.38       2.44%
Class C .......................      1,000      1,054        12.58        1,000      1,013        12.33       2.43%
Strategic Growth Portfolio
Class A .......................     $1,000     $1,067       $ 9.12       $1,000     $1,016       $ 8.89       1.75%
Class B .......................      1,000      1,063        13.10        1,000      1,013        12.78       2.52%
Class C .......................      1,000      1,063        13.00        1,000      1,013        12.68       2.50%

* Expenses are equal to each Portfolio's estimated aggregate annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolios of Investments

FLEXIBLE INCOME PORTFOLIO
October 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES - 100.0%
   EQUITY FUNDS - 24.1%
    2,029,300   WM Equity Income Fund ...............................   $ 40,728
    3,128,017   WM Growth & Income Fund .............................     77,418
    3,023,008   WM Growth Fund ......................................     49,668
    1,508,897   WM Mid Cap Stock Fund ...............................     29,378
      606,165   WM REIT Fund ........................................     10,469
      711,396   WM Small Cap Growth Fund+ ...........................     10,265
      893,922   WM Small Cap Value Fund .............................     10,495
      265,817   WM West Coast Equity Fund ...........................     10,471
                                                                        --------
                Total Equity Funds (Cost $182,875) ..................    238,892
                                                                        --------
FIXED-INCOME FUNDS - 75.9%
    7,848,488   WM High Yield Fund ..................................     64,514
   25,190,927   WM Income Fund ......................................    228,482
   51,625,486   WM Short Term Income Fund ...........................    119,255
   32,121,479   WM U.S. Government Securities Fund ..................    338,239
                                                                        --------
                Total Fixed-Income Funds (Cost $762,389) ............    750,490
                                                                        --------
                Total Investment Company Securities
                   (Cost $945,264) ..................................    989,382
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 0.2%
   (Cost $1,682)

   $1,682   Agreement with Credit Suisse First
            Boston Corporation, 3.930% dated
            10/31/2005, to be repurchased at
            $1,682,000 on 11/01/2005
            (Collateralized by U.S. Treasury
            Obligations, having various
            interest rates and maturities,
            market value $1,717,000) .......................              1,682
                                                                       --------
TOTAL INVESTMENTS (Cost $946,946*) .........................   100.2%   991,064

OTHER ASSETS (LIABILITIES) (NET) ...........................    (0.2)    (1,527)
                                                               -----   --------
NET ASSETS .................................................   100.0%  $989,537
                                                               =====   ========

----------
*    Aggregate cost for federal tax purposes is $953,534.

+    Non-income producing security.

CONSERVATIVE BALANCED PORTFOLIO
October 31, 2005

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES - 99.7%
   EQUITY FUNDS - 41.6%
    2,347,274   WM Equity Income Fund ...............................   $ 47,110
    2,765,595   WM Growth & Income Fund .............................     68,448
    2,740,382   WM Growth Fund ......................................     45,025
    2,546,358   WM International Growth Fund ........................     27,526
    1,122,542   WM Mid Cap Stock Fund ...............................     21,856
      724,801   WM REIT Fund ........................................     12,517
      443,134   WM Small Cap Growth Fund+ ...........................      6,394
      785,867   WM Small Cap Value Fund .............................      9,226
      433,993   WM West Coast Equity Fund ...........................     17,095
                                                                        --------
                Total Equity Funds (Cost $209,967) ..................    255,197
                                                                        --------
FIXED-INCOME FUNDS - 58.1%
    3,869,145   WM High Yield Fund ..................................     31,804
   11,964,384   WM Income Fund ......................................    108,517
   15,089,448   WM Short Term Income Fund ...........................     34,857
   17,249,460   WM U.S. Government Securities Fund ..................    181,637
                                                                        --------
                Total Fixed-Income Funds (Cost $363,743) ............    356,815
                                                                        --------
                Total Investment Company Securities
                   (Cost $573,710) ..................................    612,012
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 0.2%
   (Cost $1,028)

   $1,028   Agreement with Credit Suisse First
            Boston Corporation, 3.930% dated
            10/31/2005, to be repurchased at
            $1,028,000 on 11/01/2005
            (Collateralized by U.S. Treasury
            Obligations, having various
            interest rates and maturities,
            market value $1,049,000) ........................              1,028
                                                                        --------
TOTAL INVESTMENTS (Cost $574,738*) ..........................    99.9%   613,040

OTHER ASSETS (LIABILITIES) (NET) ............................     0.1        833
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $613,873
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $577,728.

+    Non-income producing security.

                     See Notes to Financial Statements.

Portfolios of Investments

BALANCED PORTFOLIO
October 31, 2005

                                                                         VALUE
SHARES                                                                  (000S)
------                                                                ----------
INVESTMENT COMPANY SECURITIES - 98.5%
   EQUITY FUNDS - 63.4%
   24,045,754   WM Equity Income Fund .............................   $  482,598
   26,430,881   WM Growth & Income Fund ...........................      654,164
   31,940,509   WM Growth Fund ....................................      524,783
   25,402,464   WM International Growth Fund ......................      274,601
   12,777,806   WM Mid Cap Stock Fund .............................      248,784
    8,162,013   WM REIT Fund ......................................      140,958
    5,302,944   WM Small Cap Growth Fund+ .........................       76,522
    9,109,574   WM Small Cap Value Fund ...........................      106,946
    5,173,783   WM West Coast Equity Fund .........................      203,795
                                                                      ----------
                Total Equity Funds (Cost $2,240,892) ..............    2,713,151
                                                                      ----------
FIXED-INCOME FUNDS - 35.1%
   24,068,191   WM High Yield Fund ................................      197,840
   48,527,195   WM Income Fund ....................................      440,142
   17,822,579   WM Short Term Income Fund .........................       41,170
   78,037,959   WM U.S. Government Securities Fund ................      821,740
                                                                      ----------
                Total Fixed-Income Funds (Cost $1,518,929) ........    1,500,892
                                                                      ----------
                Total Investment Company Securities
                   (Cost $3,759,821) ..............................    4,214,043
                                                                      ----------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 1.5%
   (Cost $65,443)

  $65,443   Agreement with Credit Suisse First
            Boston Corporation, 3.930% dated
            10/31/2005, to be repurchased at
            $65,450,000 on 11/01/2005
            (Collateralized by U.S. Treasury
            Obligations, having various
            interest rates and maturities,
            market value $66,809,000) .....................               65,443
                                                                      ----------
TOTAL INVESTMENTS (Cost $3,825,264*) ......................   100.0%   4,279,486

OTHER ASSETS (LIABILITIES) (NET) ..........................     0.0          352
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $4,279,838
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $3,859,670.

+    Non-income producing security.

CONSERVATIVE GROWTH PORTFOLIO
October 31, 2005

                                                                         VALUE
SHARES                                                                  (000S)
------                                                                ----------
INVESTMENT COMPANY SECURITIES - 99.9%
   EQUITY FUNDS - 83.5%
   22,245,677   WM Equity Income Fund .............................   $  446,471
   27,671,262   WM Growth & Income Fund ...........................      684,864
   33,597,282   WM Growth Fund ....................................      552,003
   26,453,079   WM International Growth Fund ......................      285,958
   13,356,123   WM Mid Cap Stock Fund .............................      260,044
    8,178,351   WM REIT Fund ......................................      141,240
    5,933,384   WM Small Cap Growth Fund+ .........................       85,619
    9,925,306   WM Small Cap Value Fund ...........................      116,523
    5,670,846   WM West Coast Equity Fund .........................      223,374
                                                                      ----------
                Total Equity Funds (Cost $2,349,743) ..............    2,796,096
                                                                      ----------
FIXED-INCOME FUNDS - 16.4%
   15,037,620   WM High Yield Fund ................................      123,609
   14,006,949   WM Income Fund ....................................      127,043
   28,527,325   WM U.S. Government Securities Fund ................      300,393
                                                                      ----------
                Total Fixed-Income Funds (Cost $549,945) ..........      551,045
                                                                      ----------
                Total Investment Company Securities
                   (Cost $2,899,688) ..............................    3,347,141
                                                                      ----------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 0.1%
   (Cost $3,047)

   $3,047   Agreement with Credit Suisse First
            Boston Corporation, 3.930% dated
            10/31/2005, to be repurchased at
            $3,047,000 on 11/01/2005
            (Collateralized by U.S. Treasury
            Obligations, having various
            interest rates and maturities,
            market value $3,111,000) ......................                3,047
                                                                      ----------
TOTAL INVESTMENTS (Cost $2,902,735*) ......................   100.0%   3,350,188

OTHER ASSETS (LIABILITIES) (NET) ..........................     0.0       (1,394)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $3,348,794
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $2,921,612.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolio of Investments

STRATEGIC GROWTH PORTFOLIO
October 31, 2005

                                                                         VALUE
SHARES                                                                  (000S)
------                                                                ----------
INVESTMENT COMPANY SECURITIES - 100.0%
   EQUITY FUNDS - 95.1%
   13,851,570   WM Equity Income Fund .............................   $  278,001
   19,354,547   WM Growth & Income Fund ...........................      479,025
   20,384,920   WM Growth Fund ....................................      334,924
   17,814,971   WM International Growth Fund ......................      192,580
   10,620,862   WM Mid Cap Stock Fund .............................      206,788
    4,850,016   WM REIT Fund ......................................       83,760
    4,198,844   WM Small Cap Growth Fund+ .........................       60,589
    6,504,602   WM Small Cap Value Fund ...........................       76,364
    4,246,809   WM West Coast Equity Fund .........................      167,282
                                                                      ----------
                Total Equity Funds (Cost $1,623,237) ..............    1,879,313
                                                                      ----------
FIXED-INCOME FUND - 4.9%
   (Cost $92,302)

   11,620,094   WM High Yield Fund ................................       95,517
                                                                      ----------
                Total Investment Company Securities
                   (Cost $1,715,539) ..............................    1,974,830
                                                                      ----------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 0.3%
   (Cost $6,483)

   $6,483   Agreement with Credit Suisse First
            Boston Corporation, 3.930% dated
            10/31/2005, to be repurchased at
            $6,484,000 on 11/01/2005
            (Collateralized by U.S. Treasury
            Obligations, having various
            interest rates and maturities,
            market value $6,618,000) ......................                6,483
                                                                      ----------
TOTAL INVESTMENTS (Cost $1,722,022*) ......................   100.3%   1,981,313

OTHER ASSETS (LIABILITIES) (NET) ..........................    (0.3)      (5,457)
                                                              -----   ----------
NET ASSETS ................................................   100.0%  $1,975,856
                                                              =====   ==========

----------
*    Aggregate cost for federal tax purposes is $1,741,235.

+    Non-income producing security.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2005
(In thousands)

                                                  FLEXIBLE   CONSERVATIVE                CONSERVATIVE    STRATEGIC
                                                   INCOME      BALANCED      BALANCED       GROWTH        GROWTH
                                                 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                 ---------   ------------   ----------   ------------   ----------
ASSETS:
Investments, at cost .........................    $946,946     $574,738     $3,825,264    $2,902,735    $1,722,022
                                                  ========     ========     ==========    ==========    ==========
Investments, at value ........................    $991,064     $613,040     $4,279,486    $3,350,188    $1,981,313
Dividends and/or interest receivable .........          --           --              7            --             1
Receivable for Portfolio shares sold .........       2,283        2,939         10,593         7,423         4,166
Prepaid expenses and other assets ............           4            3             17            14             8
                                                  --------     --------     ----------    ----------    ----------
   Total Assets ..............................     993,351      615,982      4,290,103     3,357,625     1,985,488
                                                  --------     --------     ----------    ----------    ----------

LIABILITIES:
Payable for Portfolio shares redeemed ........       2,505        1,325          5,012         3,524         1,997
Payable for investment securities purchased ..          --           --             --         1,047         4,983
Investment advisory fee payable ..............         533          326          2,093         1,669         1,006
Shareholder servicing and distribution
   fees payable ..............................         558          331          2,264         1,828         1,099
Transfer agent fees payable ..................          53           29            210           199           159
Accrued printing and postage expenses ........          97           36            437           353           230
Accrued legal and audit fees .................          30           28             45            41            34
Accrued expenses and other payables ..........          38           34            204           170           124
                                                  --------     --------     ----------    ----------    ----------
   Total Liabilities .........................       3,814        2,109         10,265         8,831         9,632
                                                  --------     --------     ----------    ----------    ----------
NET ASSETS ...................................    $989,537     $613,873     $4,279,838    $3,348,794    $1,975,856
                                                  ========     ========     ==========    ==========    ==========

NET ASSETS CONSIST OF:
Undistributed net investment income ..........    $  2,173     $    799     $    2,073    $      107    $      166
Accumulated net realized loss on
   investment transactions ...................      (3,978)      (2,034)       (59,736)      (73,385)      (59,667)
Net unrealized appreciation of investments ...      44,118       38,302        454,222       447,453       259,291
Paid-in capital ..............................     947,224      576,806      3,883,279     2,974,619     1,776,066
                                                  --------     --------     ----------    ----------    ----------
   Total Net Assets ..........................    $989,537     $613,873     $4,279,838    $3,348,794    $1,975,856
                                                  ========     ========     ==========    ==========    ==========

NET ASSETS:
Class A Shares ...............................    $443,361     $291,796     $2,125,167    $1,561,310    $  885,165
                                                  ========     ========     ==========    ==========    ==========
Class B Shares ...............................    $384,036     $169,869     $1,419,870    $1,059,655    $  672,826
                                                  ========     ========     ==========    ==========    ==========
Class C Shares ...............................    $162,140     $152,208     $  734,801    $  727,829    $  417,865
                                                  ========     ========     ==========    ==========    ==========

SHARES OUTSTANDING:
Class A Shares ...............................      39,624       27,828        159,595       106,403        55,368
                                                  ========     ========     ==========    ==========    ==========
Class B Shares ...............................      34,377       16,227        106,890        74,356        44,117
                                                  ========     ========     ==========    ==========    ==========
Class C Shares ...............................      14,583       14,597         55,586        51,427        27,333
                                                  ========     ========     ==========    ==========    ==========

CLASS A SHARES:**
Net asset value per share of beneficial
   interest outstanding* .....................    $  11.19     $  10.49     $    13.32    $    14.67    $    15.99
                                                  ========     ========     ==========    ==========    ==========
Maximum sales charge .........................        4.50%        5.50%          5.50%         5.50%         5.50%
                                                  ========     ========     ==========    ==========    ==========
Maximum offering price per share
   of beneficial interest outstanding ........    $  11.72     $  11.10     $    14.10    $    15.52    $    16.92
                                                  ========     ========     ==========    ==========    ==========

CLASS B SHARES:**
Net asset value and offering price per share
   of beneficial interest outstanding* .......    $  11.17     $  10.47     $    13.28    $    14.25    $    15.25
                                                  ========     ========     ==========    ==========    ==========

CLASS C SHARES:**
Net asset value and offering price per share
   of beneficial interest outstanding* .......    $  11.12     $  10.43     $    13.22    $    14.15    $    15.29
                                                  ========     ========     ==========    ==========    ==========

----------
* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

**   Net asset values and maximum offering prices are not shown in thousands.

                       See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2005
(In thousands)

                                                FLEXIBLE   CONSERVATIVE                CONSERVATIVE    STRATEGIC
                                                 INCOME      BALANCED      BALANCED       GROWTH        GROWTH
                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ---------   ------------   ----------   ------------   ----------
INVESTMENT INCOME:
Dividends from investment
   company securities ......................    $39,319       $18,913     $100,801       $ 57,089      $ 25,205
Interest ...................................         47            33        1,997             88            67
                                                -------       -------     --------       --------      --------
   Total investment income .................     39,366        18,946      102,798         57,177        25,272
                                                -------       -------     --------       --------      --------

EXPENSES:
Investment advisory fee ....................      6,115         3,474       22,944         18,482        11,040
Custodian fees .............................          9             4            3              4             4
Legal and audit fees .......................         42            34          102             86            59
Registration and filing fees ...............         81            85          206            162           137
Printing and postage expenses ..............        256           122        1,116            945           665
Other ......................................        145            89          578            490           320
Shareholder servicing and distribution fees:
   Class A Shares ..........................      1,029           636        4,670          3,500         1,940
   Class B Shares ..........................      4,051         1,681       14,187         10,557         6,604
   Class C Shares ..........................      1,444         1,236        6,203          6,229         3,620
Transfer agent fees:
   Class A Shares ..........................        222           143        1,012            961           725
   Class B Shares ..........................        307           139        1,138            966           754
   Class C Shares ..........................         93            78          394            466           341
                                                -------       -------     --------       --------      --------
      Total expenses .......................     13,794         7,721       52,553         42,848        26,209
Fees reduced by custodian credits ..........         --*           --*          --*            --*           --*
                                                -------       -------     --------       --------      --------
      Net expenses .........................     13,794         7,721       52,553         42,848        26,209
                                                -------       -------     --------       --------      --------
NET INVESTMENT INCOME/(LOSS) ...............     25,572        11,225       50,245         14,329          (937)
                                                -------       -------     --------       --------      --------

NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment
   transactions ............................       (294)           24         (671)        (2,370)       (2,613)
Capital gain distributions received ........      1,239         1,041       11,568         12,156         8,964
Net change in unrealized appreciation/
   depreciation of investments .............     (4,746)        9,351      179,183        220,107       155,476
                                                -------       -------     --------       --------      --------
Net realized and unrealized gain/(loss) on
   investments .............................     (3,801)       10,416      190,080        229,893       161,827
                                                -------       -------     --------       --------      --------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............    $21,771       $21,641     $240,325       $244,222      $160,890
                                                =======       =======     ========       ========      ========

----------
*    Amount represents less than $500.

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

(In thousands)

                                                    FLEXIBLE                CONSERVATIVE
                                                INCOME PORTFOLIO         BALANCED PORTFOLIO        BALANCED PORTFOLIO
                                            -----------------------   -----------------------   -----------------------
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net investment income/(loss) ............    $ 25,572     $ 20,738     $ 11,225     $  7,342    $   50,245   $   31,455
Net realized gain/(loss) on investment
   transactions .........................        (294)       2,394           24          646          (671)     (21,358)
Capital gain distributions received .....       1,239           81        1,041           53        11,568          619
Net change in unrealized appreciation/
   depreciation of investments ..........      (4,746)      19,948        9,351       14,620       179,183      184,763
                                             --------     --------     --------     --------    ----------   ----------
Net increase in net assets resulting
   from operations ......................      21,771       43,161       21,641       22,661       240,325      195,479
Distributions to shareholders from:
   Net investment income:
      Class A Shares ....................     (12,642)      (9,197)      (6,169)      (3,698)      (31,381)     (18,617)
      Class B Shares ....................      (9,207)      (9,486)      (2,814)      (2,374)      (13,452)     (10,238)
      Class C Shares ....................      (3,397)      (2,379)      (2,133)      (1,260)       (5,984)      (3,132)
   Net realized gains on investments:
      Class AShares .....................      (1,159)          --         (307)          --            --           --
      Class B Shares ....................      (1,306)          --         (231)          --            --           --
      Class C Shares ....................        (401)          --         (146)          --            --           --
Net increase in net assets from
   Portfolio share transactions:
      Class A Shares ....................      88,792      125,662       79,532      107,648       511,715      665,510
      Class B Shares ....................     (33,003)      35,707        4,826       38,752        (7,480)     203,662
      Class C Shares ....................      35,589       56,455       52,920       42,994       223,780      228,227
                                             --------     --------     --------     --------    ----------   ----------
Net increase in net assets ..............      85,037      239,923      147,119      204,723       917,523    1,260,891

NET ASSETS:
Beginning of year .......................     904,500      664,577      466,754      262,031     3,362,315    2,101,424
                                             --------     --------     --------     --------    ----------   ----------
End of year .............................    $989,537     $904,500     $613,873     $466,754    $4,279,838   $3,362,315
                                             ========     ========     ========     ========    ==========   ==========
Undistributed net investment income/
   (accumulated net investment loss)
   at end of year .......................    $  2,173     $  1,673     $    799     $    582    $    2,073   $    1,467
                                             ========     ========     ========     ========    ==========   ==========

TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .........................    $ 26,279     $ 21,062     $ 11,703     $  7,332    $   50,817   $   31,987
Long-term capital gains .................       1,833           --           97           --            --           --
                                             --------     --------     --------     --------    ----------   ----------
Total ...................................    $ 28,112     $ 21,062     $ 11,800     $  7,332    $   50,817   $   31,987
                                             ========     ========     ========     ========    ==========   ==========

                       See Notes to Financial Statements.

      CONSERVATIVE               STRATEGIC
    GROWTH PORTFOLIO          GROWTH PORTFOLIO
-----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 10/31/05     10/31/04     10/31/05     10/31/04
----------   ----------   ----------   ----------
$   14,329   $    6,607   $     (937)  $   (5,054)

    (2,370)     (33,528)      (2,613)     (25,066)
    12,156          633        8,964          435

   220,107      192,878      155,476      127,779
----------   ----------   ----------   ----------

   244,222      166,590      160,890       98,094


   (11,899)      (3,971)      (1,610)          --
    (2,201)      (3,187)          --           --
    (2,378)      (1,027)          --           --

        --           --           --           --
        --           --           --           --
        --           --           --           --


   300,718      474,242      206,269      272,782
   (22,833)     104,834          535       81,770
   203,027      264,288      110,472      155,320
----------   ----------   ----------   ----------
   708,656    1,001,769      476,556      607,966


 2,640,138    1,638,369    1,499,300      891,334
----------   ----------   ----------   ----------
$3,348,794   $2,640,138   $1,975,856   $1,499,300
==========   ==========   ==========   ==========


$      107   $   (1,722)  $      166   $   (9,034)
==========   ==========   ==========   ==========


$   16,478   $    8,185   $    1,610   $       --
        --           --           --           --
----------   ----------   ----------   ----------
$   16,478   $    8,185   $    1,610   $       --
==========   ==========   ==========   ==========

                       See Notes to Financial Statements.

         Statements of Changes in Net Assets -- Capital Stock Activity

(In thousands)

                                                     FLEXIBLE               CONSERVATIVE
                                                INCOME PORTFOLIO         BALANCED PORTFOLIO        BALANCED PORTFOLIO
                                            -----------------------   -----------------------   -----------------------
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                             10/31/05     10/31/04     10/31/05     10/31/04     10/31/05     10/31/04
                                            ----------   ----------   ----------   ----------   ----------   ----------
AMOUNT
CLASS A:
   Sold .................................   $ 209,417    $ 205,718     $143,665     $146,926    $ 793,211    $ 833,154
   Issued as reinvestment of dividends ..      11,907        8,244        5,799        3,374       28,968       17,690
   Redeemed .............................    (132,532)     (88,300)     (69,932)     (42,652)    (310,464)    (185,334)
                                            ---------    ---------     --------     --------    ---------    ---------
   Net increase .........................   $  88,792    $ 125,662     $ 79,532     $107,648    $ 511,715    $ 665,510
                                            =========    =========     ========     ========    =========    =========

CLASS B:
   Sold .................................   $  60,992    $ 131,911     $ 34,134     $ 70,538    $ 195,378    $ 384,734
   Issued as reinvestment of dividends ..       9,136        8,441        2,710        2,179       12,481        9,770
   Redeemed .............................    (103,131)    (104,645)     (32,018)     (33,965)    (215,339)    (190,842)
                                            ---------    ---------     --------     --------    ---------    ---------
   Net increase/(decrease) ..............   $ (33,003)   $  35,707     $  4,826     $ 38,752    $  (7,480)   $ 203,662
                                            =========    =========     ========     ========    =========    =========

CLASS C:
   Sold .................................   $  81,325    $  79,388     $ 73,937     $ 58,347    $ 325,240    $ 276,378
   Issued as reinvestment of dividends ..       3,329        2,086        2,045        1,151        5,544        2,947
   Redeemed .............................     (49,065)     (25,019)     (23,062)     (16,504)    (107,004)     (51,098)
                                            ---------    ---------     --------     --------    ---------    ---------
   Net increase .........................   $  35,589    $  56,455     $ 52,920     $ 42,994    $ 223,780    $ 228,227
                                            =========    =========     ========     ========    =========    =========

SHARES
CLASS A:
   Sold .................................      18,516       18,450       13,693       14,538       60,281       67,334
   Issued as reinvestment of dividends ..       1,055          741          553          334        2,194        1,433
   Redeemed .............................     (11,727)      (7,941)      (6,655)      (4,219)     (23,564)     (14,979)
                                            ---------    ---------     --------     --------    ---------    ---------
   Net increase .........................       7,844       11,250        7,591       10,653       38,911       53,788
                                            =========    =========     ========     ========    =========    =========

CLASS B:
   Sold .................................       5,423       11,851        3,265        6,992       14,915       31,147
   Issued as reinvestment of dividends ..         810          760          258          216          948          797
   Redeemed .............................      (9,139)      (9,420)      (3,061)      (3,366)     (16,412)     (15,466)
                                            ---------    ---------     --------     --------    ---------    ---------
   Net increase/(decrease) ..............      (2,906)       3,191          462        3,842         (549)      16,478
                                            =========    =========     ========     ========    =========    =========

CLASS C:
   Sold .................................       7,239        7,161        7,088        5,800       24,889       22,496
   Issued as reinvestment of dividends ..         297          189          196          115          423          241
   Redeemed .............................      (4,370)      (2,261)      (2,211)      (1,644)      (8,188)      (4,153)
                                            ---------    ---------     --------     --------    ---------    ---------
   Net increase .........................       3,166        5,089        5,073        4,271       17,124       18,584
                                            =========    =========     ========     ========    =========    =========

                       See Notes to Financial Statements.

      CONSERVATIVE               STRATEGIC
    GROWTH PORTFOLIO          GROWTH PORTFOLIO
-----------------------   -----------------------
YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
 10/31/05     10/31/04     10/31/05     10/31/04
----------   ----------   ----------   ---------
$ 511,183    $ 597,373    $ 337,997    $348,227
   11,340        3,856        1,537          --
 (221,805)    (126,987)    (133,265)    (75,445)
---------    ---------    ---------    --------
$ 300,718    $ 474,242    $ 206,269    $272,782
=========    =========    =========    ========

$ 157,022    $ 249,220    $ 112,864    $160,387
    2,100        3,092           --          --
 (181,955)    (147,478)    (112,329)    (78,617)
---------    ---------    ---------    --------
$ (22,833)   $ 104,834    $     535    $ 81,770
=========    =========    =========    ========

$ 295,161    $ 306,396    $ 167,135    $177,989
    2,203          960           --          --
  (94,337)     (43,068)     (56,663)    (22,669)
---------    ---------    ---------    --------
$ 203,027    $ 264,288    $ 110,472    $155,320
=========    =========    =========    ========

   35,691       45,316       21,789      24,697
      790          301           99          --
  (15,434)      (9,635)      (8,553)     (5,365)
---------    ---------    ---------    --------
   21,047       35,982       13,335      19,332
=========    =========    =========    ========

   11,277       19,332        7,597      11,813
      150          246           --          --
  (13,063)     (11,484)      (7,568)     (5,796)
---------    ---------    ---------    --------
   (1,636)       8,094           29       6,017
=========    =========    =========    ========

   21,286       23,937       11,236      13,091
      158           77           --          --
   (6,788)      (3,368)      (3,794)     (1,664)
---------    ---------    ---------    --------
   14,656       20,646        7,442      11,427
=========    =========    =========    ========

                       See Notes to Financial Statements.

Financial Highlights

For a Portfolio share outstanding throughout each period.

FLEXIBLE INCOME PORTFOLIO

                                                                                                CLASS A
                                                                      ----------------------------------------------------------
YEARS ENDED OCTOBER 31                                                  2005       2004         2003         2002         2001
----------------------                                                --------   --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $  11.26   $  10.92     $  10.17     $  10.71     $  11.06
                                                                      --------   --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.35       0.34(6)      0.38(6)      0.45(6)      0.50(6)
      Net realized and unrealized gain/(loss) on investments ......      (0.03)      0.35         0.77        (0.48)       (0.04)
                                                                      --------   --------     --------     --------     --------
      Total from investment operations ............................       0.32       0.69         1.15        (0.03)        0.46
                                                                      --------   --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .....................      (0.35)     (0.35)       (0.38)       (0.43)       (0.61)
      Distributions from net realized capital gains ...............      (0.04)        --        (0.02)       (0.08)       (0.20)
                                                                      --------   --------     --------     --------     --------
      Total distributions .........................................      (0.39)     (0.35)       (0.40)       (0.51)       (0.81)
                                                                      --------   --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ....................................   $  11.19   $  11.26     $  10.92     $  10.17     $  10.71
                                                                      ========   ========     ========     ========     ========
TOTAL RETURN(2) ...................................................       2.79%      6.38%       11.49%       (0.37)%       3.67%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .........................   $443,361   $357,735     $224,192     $144,710     $110,680
      Ratio of operating expenses to average net assets(3) ........       1.00%      1.02%        1.04%        1.06%        1.06%
      Ratio of net investment income to average net assets ........       3.10%      3.07%        3.64%        4.41%        4.61%
      Portfolio turnover rate .....................................          3%         3%           3%           9%           7%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or
         fees reduced by credits allowed by the custodian(3)(4) ...       1.00%      1.02%        1.04%        1.06%        1.06%

CONSERVATIVE BALANCED PORTFOLIO

                                                                                              CLASS A
                                                                      ------------------------------------------------------
YEARS ENDED OCTOBER 31                                                  2005         2004       2003        2002       2001
----------------------                                                --------     --------   -------     -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............................   $  10.27     $   9.81   $  8.83     $  9.43    $  9.96
                                                                      --------     --------   -------     -------    -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................       0.26(6)      0.24      0.28(6)     0.33       0.34(6)
      Net realized and unrealized gain/(loss) on investments ......       0.23         0.47      0.97       (0.61)     (0.44)
                                                                      --------     --------   -------     -------    -------
      Total from investment operations ............................       0.49         0.71      1.25       (0.28)     (0.10)
                                                                      --------     --------   -------     -------    -------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) .....................      (0.26)       (0.25)    (0.27)      (0.32)     (0.43)
      Distributions from net realized capital gains ...............      (0.01)          --        --          --         --
                                                                      --------     --------   -------     -------    -------
      Total distributions .........................................      (0.27)       (0.25)    (0.27)      (0.32)     (0.43)
                                                                      --------     --------   -------     -------    -------
NET ASSET VALUE, END OF PERIOD ....................................   $  10.49     $  10.27   $  9.81     $  8.83    $  9.43
                                                                      ========     ========   =======     =======    =======
TOTAL RETURN(2) ...................................................       4.82%        7.29%    14.38%      (3.06)%    (0.99)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) .........................   $291,796     $207,816   $94,005     $31,070    $12,257
      Ratio of operating expenses to average net assets(3) ........       1.00%        1.04%     1.05%       1.05%      1.16%
      Ratio of net investment income to average net assets ........       2.47%        2.42%     2.99%       3.67%      3.65%
      Portfolio turnover rate .....................................          2%           2%        4%          9%        18%
      Ratio of operating expenses to average net assets without fee waivers, expenses reimbursed and/or fees reduced by
         credits allowed by the custodian(3)(4) ...................       1.00%        1.04%     1.09%       1.17%      1.30%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolios commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

                       See Notes to Financial Statements.

                          CLASS B                                                CLASS C
----------------------------------------------------------     -------------------------------------------
  2005       2004         2003         2002         2001         2005       2004         2003      2002(5)
--------   --------     --------     --------     --------     --------   --------     -------     -------
$  11.24   $  10.90     $  10.15     $  10.71     $  11.06     $  11.19   $  10.86     $ 10.13     $ 10.54
--------   --------     --------     --------     --------     --------   --------     -------     -------

    0.26       0.26(6)      0.30(6)      0.38(6)      0.42(6)      0.26       0.26(6)     0.30(6)     0.24(6)
   (0.03)      0.34         0.77        (0.50)       (0.04)       (0.03)      0.34        0.76       (0.43)
--------   --------     --------     --------     --------     --------   --------     -------     -------
    0.23       0.60         1.07        (0.12)        0.38         0.23       0.60        1.06       (0.19)
--------   --------     --------     --------     --------     --------   --------     -------     -------

   (0.26)     (0.26)       (0.30)       (0.36)       (0.53)       (0.26)     (0.27)      (0.31)      (0.22)
   (0.04)        --        (0.02)       (0.08)       (0.20)       (0.04)        --       (0.02)         --
--------   --------     --------     --------     --------     --------   --------     -------     -------
   (0.30)     (0.26)       (0.32)       (0.44)       (0.73)       (0.30)     (0.27)      (0.33)      (0.22)
--------   --------     --------     --------     --------     --------   --------     -------     -------
$  11.17   $  11.24     $  10.90     $  10.15     $  10.71     $  11.12   $  11.19     $ 10.86     $ 10.13
========   ========     ========     ========     ========     ========   ========     =======     =======
    1.99%      5.56%       10.60%       (1.08)%       2.92%        2.06%      5.57%      10.63%      (1.78)%

$384,036   $418,994     $371,639     $244,999     $146,555     $162,140   $127,771     $68,746     $20,677
    1.77%      1.79%        1.79%        1.81%        1.79%        1.76%      1.78%       1.79%       1.81%(7)
    2.33%      2.30%        2.89%        3.66%        3.88%        2.34%      2.31%       2.89%       3.66%(7)
       3%         3%           3%           9%           7%           3%         3%          3%          9%


    1.77%      1.79%        1.79%        1.81%        1.79%        1.76%      1.78%       1.79%       1.81%(7)

                        CLASS B                                             CLASS C
-------------------------------------------------------     ------------------------------------------
  2005         2004       2003         2002       2001        2005         2004      2003      2002(5)
--------     --------   --------     -------    -------     --------     -------   -------     -------
$  10.25     $   9.79   $   8.82     $  9.43    $  9.96     $  10.22     $  9.76   $  8.80     $  9.39
--------     --------   --------     -------    -------     --------     -------   -------     -------

    0.18(6)      0.17       0.21(6)     0.27       0.27(6)      0.18(6)     0.16      0.21(6)     0.16
    0.23         0.46       0.96       (0.62)     (0.44)        0.22        0.48      0.97       (0.60)
--------     --------   --------     -------    -------     --------     -------   -------     -------
    0.41         0.63       1.17       (0.35)     (0.17)        0.40        0.64      1.18       (0.44)
--------     --------   --------     -------    -------     --------     -------   -------     -------

   (0.18)       (0.17)     (0.20)      (0.26)     (0.36)       (0.18)      (0.18)    (0.22)      (0.15)
   (0.01)          --         --          --         --        (0.01)         --        --          --
--------     --------   --------     -------    -------     --------     -------   -------     -------
   (0.19)       (0.17)     (0.20)      (0.26)     (0.36)       (0.19)      (0.18)    (0.22)      (0.15)
--------     --------   --------     -------    -------     --------     -------   -------     -------
$  10.47     $  10.25   $   9.79     $  8.82    $  9.43     $  10.43     $ 10.22   $  9.76     $  8.80
========     ========   ========     =======    =======     ========     =======   =======     =======
    4.02%        6.47%     13.46%      (3.77)%    (1.71)%       4.00%       6.55%    13.53%      (4.70)%

$169,869     $161,623   $116,742     $58,054    $30,554     $152,208     $97,315   $51,284     $10,505
    1.78%        1.81%      1.82%       1.80%      1.89%        1.76%       1.79%     1.80%       1.78%(7)
    1.69%        1.65%      2.22%       2.92%      2.92%        1.71%       1.67%     2.24%       2.94%(7)
       2%           2%         4%          9%        18%           2%          2%        4%          9%


    1.78%        1.81%      1.86%       1.92%      2.03%        1.76%       1.79%     1.84%       1.90%(7)

                       See Notes to Financial Statements.

Financial Highlights

For a Portfolio share outstanding throughout each period.

BALANCED PORTFOLIO

                                                                                              CLASS A
                                                                     ---------------------------------------------------------
YEARS ENDED OCTOBER 31                                                  2005         2004        2003       2002        2001
----------------------                                               ----------   ----------   --------   --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD .............................   $    12.64   $    11.85   $  10.24   $  11.63    $  13.55
                                                                     ----------   ----------   --------   --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ......................................         0.23         0.20       0.22       0.28        0.33(6)
      Net realized and unrealized gain/(loss) on investments .....         0.68         0.79       1.62      (1.08)      (1.27)
                                                                     ----------   ----------   --------   --------    --------
      Total from investment operations ...........................         0.91         0.99       1.84      (0.80)      (0.94)
                                                                     ----------   ----------   --------   --------    --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) ....................        (0.23)       (0.20)     (0.23)     (0.33)      (0.51)
      Distributions from net realized capital gains ..............           --           --         --      (0.26)      (0.47)
                                                                     ----------   ----------   --------   --------    --------
      Total distributions ........................................        (0.23)       (0.20)     (0.23)     (0.59)      (0.98)
                                                                     ----------   ----------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD ...................................   $    13.32   $    12.64   $  11.85   $  10.24    $  11.63
                                                                     ==========   ==========   ========   ========    ========
TOTAL RETURN(2) ..................................................         7.20%        8.51%     18.07%     (7.32)%     (7.28)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ........................   $2,125,167   $1,524,988   $792,423   $423,478    $380,681
      Ratio of operating expenses to average net assets(3) .......         0.94%        0.98%      1.02%      1.04%       1.02%
      Ratio of net investment income to average net assets .......         1.69%        1.56%      2.03%      2.55%       2.63%
      Portfolio turnover rate ....................................            0%           2%         5%        19%          6%
      Ratio of operating expenses to average net assets without
         fee waivers, expenses reimbursed and/or fees reduced
         by credits allowed by the custodian(3)(4) ...............         0.94%        0.98%      1.02%      1.04%       1.02%

CONSERVATIVE GROWTH PORTFOLIO

                                                                                              CLASS A
                                                                 ----------------------------------------------------------------
YEARS ENDED OCTOBER 31                                              2005           2004          2003         2002         2001
----------------------                                           ----------     ----------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .........................   $    13.56     $    12.47     $  10.37     $  12.35     $  15.52
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss) ...........................         0.13(6)        0.10(6)      0.14(6)      0.16(6)      0.20(6)
      Net realized and unrealized gain/(loss) on investments           1.11           1.06         2.14        (1.52)       (2.34)
                                                                 ----------     ----------     --------     --------     --------
      Total from investment operations .......................         1.24           1.16         2.28        (1.36)       (2.14)
                                                                 ----------     ----------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) ................        (0.13)         (0.07)       (0.14)       (0.22)       (0.58)
      Distributions from net realized capital gains ..........           --             --        (0.04)       (0.40)       (0.45)
                                                                 ----------     ----------     --------     --------     --------
      Total distributions ....................................        (0.13)         (0.07)       (0.18)       (0.62)       (1.03)
                                                                 ----------     ----------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ...............................   $    14.67     $    13.56     $  12.47     $  10.37     $  12.35
                                                                 ==========     ==========     ========     ========     ========
TOTAL RETURN(2) ..............................................         9.19%          9.44%       22.12%      (11.72)%     (14.31)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ....................   $1,561,310     $1,157,038     $615,501     $347,297     $319,583
      Ratio of operating expenses to average net assets(3) ...         0.97%          1.01%        1.05%        1.06%        1.03%
      Ratio of net investment income/(loss) to average net
         assets ..............................................         0.89%          0.74%        1.24%        1.41%        1.45%
      Portfolio turnover rate ................................            1%             5%           7%          14%           5%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or fees
         reduced by credits allowed by the custodian(3)(4) ...         0.97%          1.01%        1.05%        1.06%        1.03%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolios commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

(8)  Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                          CLASS B                                                CLASS C
-----------------------------------------------------------     ----------------------------------------
   2005         2004         2003        2002         2001        2005       2004       2003     2002(5)
----------   ----------   ----------   --------    --------     --------   --------   --------   -------
$    12.61   $    11.82   $    10.22   $  11.62    $  13.54     $  12.55   $  11.78   $  10.20   $ 11.35
----------   ----------   ----------   --------    --------     --------   --------   --------   -------

      0.12         0.10         0.14       0.20        0.23(6)      0.13       0.10       0.14      0.13
      0.67         0.79         1.61      (1.09)      (1.27)        0.67       0.78       1.60     (1.15)
----------   ----------   ----------   --------    --------     --------   --------   --------   -------
      0.79         0.89         1.75      (0.89)      (1.04)        0.80       0.88       1.74     (1.02)
----------   ----------   ----------   --------    --------     --------   --------   --------   -------

     (0.12)       (0.10)       (0.15)     (0.25)      (0.41)       (0.13)     (0.11)     (0.16)    (0.13)
        --           --           --      (0.26)      (0.47)          --         --         --        --
----------   ----------   ----------   --------    --------     --------   --------   --------   -------
     (0.12)       (0.10)       (0.15)     (0.51)      (0.88)       (0.13)     (0.11)     (0.16)    (0.13)
----------   ----------   ----------   --------    --------     --------   --------   --------   -------
$    13.28   $    12.61   $    11.82   $  10.22    $  11.62     $  13.22   $  12.55   $  11.78   $ 10.20
==========   ==========   ==========   ========    ========     ========   ========   ========   =======
      6.32%        7.59%       17.25%     (8.03)%     (7.98)%       6.41%      7.64%     17.15%    (9.00)%

$1,419,870   $1,354,528   $1,074,925   $743,953    $670,318     $734,801   $482,799   $234,076   $54,745
      1.72%        1.75%        1.78%      1.80%       1.78%        1.70%      1.74%      1.76%     1.80%(7)
      0.91%        0.79%        1.27%      1.79%       1.87%        0.93%      0.80%      1.29%     1.79%(7)
         0%           2%           5%        19%          6%           0%         2%         5%       19%


      1.72%        1.75%        1.78%      1.80%       1.78%        1.70%      1.74%      1.76%     1.80%(7)

                             CLASS B                                                      CLASS C
-------------------------------------------------------------------     -------------------------------------------------
   2005           2004             2003         2002         2001         2005         2004            2003       2002(5)
----------     ----------        --------     --------     --------     --------     --------        --------     -------
$    13.17     $    12.18        $  10.14     $  12.10     $  15.17     $  13.11     $  12.13        $  10.10     $ 11.79
----------     ----------        --------     --------     --------     --------     --------        --------     -------

      0.02(6)       (0.00)(6)(8)     0.05(6)      0.08(6)      0.09(6)      0.02(6)     (0.00)(6)(8)     0.06(6)     0.05(6)
      1.09           1.04            2.09        (1.50)       (2.28)        1.08         1.03            2.08       (1.66)
----------     ----------        --------     --------     --------     --------     --------        --------     -------
      1.11           1.04            2.14        (1.42)       (2.19)        1.10         1.03            2.14       (1.61)
----------     ----------        --------     --------     --------     --------     --------        --------     -------

     (0.03)         (0.05)          (0.06)       (0.14)       (0.43)       (0.06)       (0.05)          (0.07)      (0.08)
        --             --           (0.04)       (0.40)       (0.45)          --           --           (0.04)         --
----------     ----------        --------     --------     --------     --------     --------        --------     -------
     (0.03)         (0.05)          (0.10)       (0.54)       (0.88)       (0.06)       (0.05)          (0.11)      (0.08)
----------     ----------        --------     --------     --------     --------     --------        --------     -------
$    14.25     $    13.17        $  12.18     $  10.14     $  12.10     $  14.15     $  13.11        $  12.13     $ 10.10
==========     ==========        ========     ========     ========     ========     ========        ========     =======
      8.42%          8.53%          21.24%      (12.46)%     (14.93)%       8.40%        8.53%          21.41%     (13.72)%

$1,059,655     $1,001,081        $827,312     $623,852     $636,145     $727,829     $482,019        $195,556     $48,424
      1.75%          1.78%           1.81%        1.82%        1.79%        1.73%        1.76%           1.79%       1.82%(7)
      0.11%         (0.03)%          0.48%        0.65%        0.69%        0.13%       (0.01)%          0.50%       0.65%(7)
         1%             5%              7%          14%           5%           1%           5%              7%         14%


      1.75%          1.78%           1.81%        1.82%        1.79%        1.73%        1.76%           1.79%       1.82%(7)

                       See Notes to Financial Statements.

Financial Highlights

For a Portfolio share outstanding throughout each period.

STRATEGIC GROWTH PORTFOLIO

                                                                                            CLASS A
                                                                 ------------------------------------------------------------
YEARS ENDED OCTOBER 31                                             2005         2004         2003         2002         2001
----------------------                                           --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD .........................   $  14.49     $  13.16     $  10.59     $  13.10     $  17.11
                                                                 --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income/(loss) ...........................       0.06(6)      0.01(6)      0.03(6)      0.03(6)      0.05(6)
      Net realized and unrealized gain/(loss) on
         investments .........................................       1.48         1.32         2.63        (1.92)       (3.21)
                                                                 --------     --------     --------     --------     --------
      Total from investment operations .......................       1.54         1.33         2.66        (1.89)       (3.16)
                                                                 --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
      Dividends from net investment income(1) ................      (0.04)          --           --        (0.14)       (0.47)
      Distributions from net realized capital gains ..........         --           --        (0.09)       (0.48)       (0.38)
                                                                 --------     --------     --------     --------     --------
      Total distributions ....................................      (0.04)          --        (0.09)       (0.62)       (0.85)
                                                                 --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD ...............................   $  15.99     $  14.49     $  13.16     $  10.59     $  13.10
                                                                 ========     ========     ========     ========     ========
TOTAL RETURN(2) ..............................................      10.61%       10.11%       25.24%      (15.45)%     (19.03)%
   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
      Net assets, end of period (in 000s) ....................   $885,165     $609,250     $298,852     $166,354     $153,857
      Ratio of operating expenses to average net assets(3) ...       1.02%        1.07%        1.13%        1.13%        1.08%
      Ratio of net investment income/(loss) to average net
         assets ..............................................       0.38%        0.07%        0.30%        0.23%        0.34%
      Portfolio turnover rate ................................          1%           3%           7%          10%           2%
      Ratio of operating expenses to average net assets
         without fee waivers, expenses reimbursed and/or fees
         reduced by credits allowed by the custodian(3)(4) ...       1.02%        1.07%        1.13%        1.13%        1.08%

----------
(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or distributor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  The Portfolio commenced selling Class C shares on March 1, 2002.

(6)  Per share numbers have been calculated using the average shares method.

(7)  Annualized.

                       See Notes to Financial Statements.

                             CLASS B                                                       CLASS C
----------------------------------------------------------------      -------------------------------------------------
  2005          2004          2003          2002          2001          2005          2004          2003        2002(5)
--------      --------      --------      --------      --------      ---------     --------      --------      -------
$  13.90      $  12.73      $  10.32      $  12.78      $  16.75      $  13.93      $  12.74      $  10.32      $ 12.50
--------      --------      --------      --------      --------      --------      --------      --------      -------

   (0.06)(6)     (0.09)(6)     (0.05)(6)     (0.06)(6)     (0.06)(6)     (0.06)(6)     (0.09)(6)     (0.05)(6)    (0.04)(6)
    1.41          1.26          2.55         (1.88)        (3.14)         1.42          1.28          2.56        (2.14)
--------      --------      --------      --------      --------      --------      --------      --------      -------
    1.35          1.17          2.50         (1.94)        (3.20)         1.36          1.19          2.51        (2.18)
--------      --------      --------      --------      --------      --------      --------      --------      -------

      --            --            --         (0.04)        (0.39)           --            --            --           --
      --            --         (0.09)        (0.48)        (0.38)           --            --         (0.09)          --
--------      --------      --------      --------      --------      --------      --------      --------      -------
      --            --         (0.09)        (0.52)        (0.77)           --            --         (0.09)          --
--------      --------      --------      --------      --------      --------      --------      --------      -------
$  15.25      $  13.90      $  12.73      $  10.32      $  12.78      $  15.29      $  13.93      $  12.74      $ 10.32
========      ========      ========      ========      ========      ========      ========      ========      =======
    9.71%         9.19%        24.35%       (16.04)%      (19.70)%        9.76%         9.34%        24.44%      (17.44)%

$672,826      $612,914      $484,656      $350,982      $384,566      $417,865      $277,136      $107,826      $26,645
    1.79%         1.83%         1.88%         1.87%         1.84%         1.77%         1.81%         1.84%        1.85%(7)
   (0.39)%       (0.69)%       (0.45)%       (0.51)%       (0.42)%       (0.37)%       (0.67)%       (0.41)%      (0.49)%(7)
       1%            3%            7%           10%            2%            1%            3%            7%          10%


    1.79%         1.83%         1.88%         1.87%         1.84%         1.77%         1.81%         1.84%        1.85%(7)

                       See Notes to Financial Statements.

Notes to Financial Statements

1.   ORGANIZATION AND BUSINESS

WM Strategic Asset Management Portfolios, LLC (the "LLC") was organized under the laws of the Commonwealth of Massachusetts on March 12, 1999, as a limited liability company. The LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The LLC offers five portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios").

The LLC is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers three classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase.

Each of the Portfolios invests, within certain percentage ranges, in the Underlying Funds. WM Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Portfolios and the Underlying Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and Underlying Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Portfolio's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Portfolio enters into repurchase agreements.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Flexible Income, Conservative Balanced, Balanced and Conservative Growth Portfolios are declared and paid quarterly. Dividends from any net investment income of the Strategic Growth Portfolio are declared and paid annually. Distributions of any net capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Trustees of the LLC in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At October 31, 2005, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                                                    INCREASE/
                                                                    INCREASE       (DECREASE)
                                                  INCREASE/       UNDISTRIBUTED    ACCUMULATED
                                                  (DECREASE)     NET INVESTMENT   NET REALIZED
                                               PAID-IN CAPITAL    INCOME/(LOSS)       LOSS
                                                    (000S)           (000S)          (000S)
                                               ---------------   --------------   ------------
Flexible Income Portfolio ..................      $ (1,287)          $   174        $ 1,113
Conservative Balanced Portfolio ............            --               108           (108)
Balanced Portfolio .........................             4             1,178         (1,182)
Conservative Growth Portfolio ..............        (2,766)            3,978         (1,212)
Strategic Growth Portfolio .................       (11,288)           11,747           (459)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the LLC are allocated to all the Portfolios based upon the relative average net assets of each Portfolio except printing and postage expenses, which are allocated to all the Portfolios based upon the relative number of shareholder accounts of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, the Advisor is entitled to a monthly fee at an annual rate of 0.650% of each Portfolio's average daily net assets up to $1 billion, 0.600% of the next $2 billion of each Portfolio's average daily net assets and 0.550% of each Portfolio's average daily net assets over $3 billion. The Advisor discounts its monthly fee based upon aggregate average daily net assets ("aggregate net assets") of the LLC. Each Portfolio receives a monthly discount at an annual rate of 0.025% of average daily net assets for aggregate net assets from $5 to $10 billion; 0.050% of average daily net assets for aggregate net assets from $10 to $15 billion; 0.075% of average daily net assets for aggregate net assets from $15 to $20 billion; 0.100% of average daily net assets from aggregate net assets from $20 to $25 billion; and 0.125% of average daily net assets for aggregate net assets over $25 billion.

Effective November 1, 2005, the Advisor's monthly fee based upon average daily net assets for each Portfolio changed to a monthly fee based upon aggregate net assets of the LLC of 0.550% of aggregate net assets up to $500 million, 0.500% of the next $500 million of aggregate net assets, 0.450% of the next $1 billion of aggregate net assets, 0.400% of the next $1 billion of aggregate net assets, 0.350% of the next $1 billion of aggregate net assets, 0.300% of the next $1 billion of aggregate net assets and 0.250% of aggregate net assets over $5 billion. In addition, the Advisor will discontinue the discount for its monthly fee based upon aggregate average daily net assets.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Portfolios. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.00 per open account for all Class A, Class B and Class C shareholder accounts. Prior to June 1, 2005, the Transfer Agent was entitled to a monthly fee based upon an annual rate of $20.40 per open account for Class A, Class B and Class C shareholder accounts, with the exception of the Flexible Income Portfolio, for which the fee was $21.15.

Custodian fees for certain Portfolios have been reduced by credits allowed by the Portfolio's custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2005, are shown separately in the "Statements of Operations".

4.   TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the LLC for serving as an officer or Trustee of the LLC. The LLC, together with other mutual funds advised by the Advisor, pays each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the LLC. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5.   DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker/dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares of each Portfolio. For the year ended October 31, 2005, the Distributor received $12,775,675 representing commissions (front end sales charges) on Class A shares and $2,022,558 representing CDSCs from Class A, Class B and Class C shares.

Each of the Portfolios has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of each Portfolio (each, a "Rule 12b-1 Plan"), respectively. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Portfolio to the Distributor, which in turn, pays service fees to broker/dealers that provide services, such as accepting telephone inquiries, transaction requests, processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the LLC, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended October 31, 2005, are as follows:

                                      PURCHASES    SALES
NAME OF PORTFOLIO                       (000S)     (000S)
-----------------                     ---------   -------
Flexible Income Portfolio .........    $117,179   $29,050
Conservative Balanced Portfolio ...     149,655     9,250
Balanced Portfolio ................     757,357    18,000
Conservative Growth Portfolio .....     517,206    24,600
Strategic Growth Portfolio ........     338,762    13,750

7.   CAPITAL LOSS CARRYFORWARDS

At October 31, 2005, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                                               (IN THOUSANDS)
                                    -------------------------------------------------------------------
                                    EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN   EXPIRING IN
NAME OF PORTFOLIO                       2009          2010          2011          2012          2013
-----------------                   -----------   -----------   -----------   -----------   -----------
Balanced Portfolio ..............      $4,005        $2,892       $ 7,703       $10,095        $  635
Conservative Growth Portfolio ...          --         6,370        24,246        19,285         4,608
Strategic Growth Portfolio ......          --         8,026        15,146        15,086         2,197

8.   COMPONENTS OF DISTRIBUTABLE EARNINGS

At October 31, 2005, the components of distributable earnings on a tax basis are as follows:

                                                                (IN THOUSANDS)
                                       ---------------------------------------------------------------
                                        FLEXIBLE   CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                         INCOME      BALANCED      BALANCED      GROWTH        GROWTH
                                       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       ---------   ------------   ---------   ------------   ---------
Gross tax unrealized appreciation ..   $ 53,965      $44,517      $445,299      $435,834      $240,078
Gross tax unrealized depreciation ..    (16,435)      (9,205)      (25,483)       (7,258)           --
                                       ---------     -------      --------      --------      --------
Net tax unrealized appreciation ....   $ 37,530      $35,312      $419,816      $428,576      $240,078
                                       =========     =======      ========      ========      ========
Undistributed ordinary income ......   $  2,173      $   940      $  2,073      $    107      $    166
Undistributed long-term gains ......   $  2,610      $   814      $     --      $     --      $     --

9.   UNDERLYING FUNDS

The following is a summary of investment objectives and risk factors of the Underlying Funds, and Portfolio ownership in the Underlying Funds. The WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852, contains more information regarding the Underlying Funds.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS:

The investment objectives of the Underlying Funds are as follows:

WM REIT Fund                         Seeks to provide a high level of current
                                     income and intermediate- to long-term
                                     capital appreciation.

WM Equity Income Fund                Seeks to provide a relatively high level of
                                     current income and long-term growth of
                                     income and capital.

WM Growth & Income Fund              Seeks to provide long-term capital growth.
                                     Current income is a secondary
                                     consideration.

WM West Coast Equity Fund            Seeks to provide long-term growth of
                                     capital.

WM Mid Cap Stock Fund                Seeks to provide long-term capital
                                     appreciation.

WM Growth Fund                       Seeks to provide long-term capital
                                     appreciation.

WM Small Cap Value Fund              Seeks to provide long-term capital
                                     appreciation.

WM Small Cap Growth Fund             Seeks to provide long-term capital
                                     appreciation.

WM International Growth Fund         Seeks to provide long-term capital
                                     appreciation.

WM Short Term Income Fund            Seeks to provide as high a level of current
                                     income as is consistent with prudent
                                     investment management and stability of
                                     principal.

WM U.S. Government Securities Fund   Seeks to provide a high level of current
                                     income consistent with safety and
                                     liquidity.

WM Income Fund                       Seeks to provide a high level of current
                                     income consistent with preservation of
                                     capital.

WM High Yield Fund                   Seeks to provide a high level of current
                                     income.

RISK FACTORS OF UNDERLYING FUNDS:

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Oregon and Washington, generally has more exposure to regional economic risks than a fund making investments more broadly.

The High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

Certain Underlying Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

PORTFOLIO OWNERSHIP IN THE UNDERLYING FUNDS:

At October 31, 2005, the LLC holds investments in a number of the Underlying Funds. The figures presented below represent the percentage of shares outstanding of each underlying Fund owned by the Portfolios:

                                                                                PORTFOLIOS
                                                 -----------------------------------------------------------------------
                                                  FLEXIBLE   CONSERVATIVE               CONSERVATIVE   STRATEGIC
                                                   INCOME      BALANCED      BALANCED      GROWTH        GROWTH
NAME OF UNDERLYING FUND                          PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO   TOTAL
-----------------------                          ---------   ------------   ---------   ------------   ---------   -----
REIT Fund ....................................      2.5%          3.0%        33.5%         33.5%        19.9%     92.4%
Equity Income Fund ...........................      1.6%          1.9%        19.0%         17.6%        10.9%     51.0%
Growth & Income Fund .........................      2.9%          2.6%        24.9%         26.1%        18.2%     74.7%
West Coast Equity Fund .......................      0.7%          1.1%        13.0%         14.2%        10.7%     39.7%
Mid Cap Stock Fund ...........................      3.3%          2.5%        27.9%         29.2%        23.2%     86.1%
Growth Fund ..................................      2.8%          2.6%        29.9%         31.5%        19.1%     85.9%
Small Cap Value Fund .........................      3.1%          2.7%        31.5%         34.3%        22.5%     94.1%
Small Cap Growth Fund ........................      3.0%          1.9%        22.3%         25.0%        17.7%     69.9%
International Growth Fund ....................       --           3.3%        32.6%         33.9%        22.8%     92.6%
Short Term Income Fund .......................     44.4%         13.0%        15.3%           --           --      72.7%
U.S. Government Securities Fund ..............     17.9%          9.6%        43.4%         15.9%          --      86.8%
Income Fund ..................................     19.2%          9.1%        37.0%         10.7%          --      76.0%
High Yield Fund* .............................      8.0%          3.9%        24.4%         15.2%        11.8%     63.3%

----------
* Does not include approximately 9.3% of the High Yield Fund held by the WM Variable Trust Portfolios, which are managed in a style substantially identical to that of the Portfolios.

OTHER FACTORS:

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

The officers and Trustees, the Advisor, the Distributor and Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of the Underlying Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and since the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities for the Portfolios and the Underlying Funds. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS
LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Flexible Income Portfolio, WM Conservative Balanced Portfolio, WM Balanced Portfolio, WM Conservative Growth Portfolio and WM Strategic Growth Portfolio (collectively, the "Portfolios") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 22, 2005

Supplemental Information (unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Each year, the Board of Trustees of the LLC (the "Board"), including a majority of the Trustees who are not interested persons of the LLC (the "Independent Trustees"), is required to determine whether to continue the LLC's advisory agreement. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment manager furnish, such information as may reasonably be necessary to evaluate the terms of the LLC's advisory agreement. In May 2005, the Board and the Independent Trustees approved the continuation of the LLC Amended and Restated Investment Management Agreement with the Advisor (the "Agreement") for an additional one-year term beginning July 1, 2005, following the recommendation of the Investment Committee (the "Committee"), a majority of the members of which are Independent Trustees, and the recommendation of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are required to be in this report and are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the LLC and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreement with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreement, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their deliberations were made separately in respect of each Portfolio. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that each of the Portfolios is managed in a style substantially identical to that of a corresponding series of WM Variable Trust (each, a "SAM Portfolio"), and reviewed the Portfolios simultaneously with their review of the corresponding SAM Portfolios.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each Portfolio's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Portfolios. With respect to performance attribution, the Board, the Independent Trustees and the Committee focused in particular on the Balanced Portfolio, as the corresponding performance attribution for the other Portfolios typically varies in proportion to the greater or lesser risk profiles of those Portfolios. In addition, in connection with its annual consideration of the LLC's advisory arrangements, the Board requests and reviews supplementary information regarding the terms of the Agreement, performance and expense information for other investment companies derived from data compiled by Lipper Inc., a third-party data provider ("Lipper"), and materials prepared by Cerulli Associates, a research and consulting firm ("Cerulli"), with respect to the costs of mutual fund wrap accounts, as well as additional information prepared by the Advisor, including financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring practices, and information about the personnel providing investment management to the Portfolios. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Portfolios. The Board also requested and reviewed information relating to other services provided to the Portfolios by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Portfolios, such as the administrative services contract with the Advisor described below. The Board and the Committee also received and reviewed comparative performance information regarding the SAM Portfolios at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the continuation of the Agreement for the current year, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor and its affiliates. The Advisor formulates each Portfolio's investment policies (subject to the terms of the prospectus), analyzes economic trends and capital market developments with a view to optimizing asset allocations, evaluates the consistency, style and quality of the investment services provided to the Underlying Funds in which the Portfolios invest, evaluates the risk/return characteristics of each of the Underlying Funds by reference to the specific security holdings of each Underlying Fund, constructs each Portfolio, monitors each Portfolio's investment performance and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor in managing the Portfolios. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor as well as other resources available to the Advisor, including research services available to the Advisor as a result of securities transactions effected for the Underlying Funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreement. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreement was comparable to that found in many investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the quality of the Advisor's resources that are available to the Portfolios. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor and its affiliates and the size and functions of their staffs, as well as the reputation of the Advisor. The Board, the Independent Trustees and the Committee considered the complexity of managing the Portfolios relative to other types of funds including both other funds that pursue their objectives through investments in mutual funds (so-called "funds-of-funds") that simply rebalance their portfolios on a periodic basis and mutual fund wrap accounts that offer asset allocation services. In evaluating the scope and quality of the services provided by the Advisor to the Portfolios, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or trustees of the Underlying Funds and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Portfolios by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor have benefited and should continue to benefit the Portfolios and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophy, process, and research capabilities of the Advisor were well suited to the Portfolios, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Portfolios by the Advisor and its affiliates under the Agreement and the administrative services agreement was consistent with the Portfolios' operational requirements, including, in addition to their investment objectives, compliance with the Portfolios' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor were sufficient, in light of the resources dedicated by the Advisor and its integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreement.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Portfolios' portfolio managers. The Board, the Independent Trustees and the Committee considered whether the Portfolios operated within their investment objectives and their record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Portfolios' historical performance to relevant market indices for the 1-, 3- and 5-year periods ended March 31, 2005 and to performance information for other investment companies with similar investment objectives over the 1-, 3-, 5-, 10-year and since inception periods ended January 31, 2005 derived from data compiled by Lipper. The Board, the Independent Trustees and the Committee focused, in particular, on the performance comparisons of the Balanced Portfolio as compared to other mutual funds categorized by Lipper as "balanced funds." The Board, the Independent Trustees and the Committee considered the difficulty in identifying peer groups for the Portfolios other than the Balanced Portfolio. The Board, the Independent Trustees and the Committee determined that those Portfolios that did not have as readily identifiable peer groups performed consistently with their risk profiles relative to the Balanced Portfolio and that such Portfolios' performance should be and was symmetrically arrayed around the performance of the Balanced Portfolio. The Board, the Independent Trustees and the Committee noted that the Portfolios, other than the Flexible Income Portfolio, had performed well relative to their index benchmarks over the 3- and 5-year periods and that the Balanced Portfolio had outperformed its peers for the 3- and 5-year periods, though it had underperformed its peers during the most recent year. The Board, the Independent Trustees and the Committee discussed with the Advisor the reasons for this recent underperformance and the Advisor's plans to monitor and address performance issues. The Board, the Independent Trustees and the Committee noted the Flexible Income Portfolio's exposure to equities accounted for its recent underperformance, its relatively good longer term performance and short-term volatility, in each case, relative to funds that invested exclusively in debt securities. The Board, the Independent Trustees and the Committee considered the "core" allocations for the Portfolios and reviewed the performance attribution analysis prepared by the Advisor. The Board, the Independent Trustees and the Committee concluded that the Advisor's performance record and investment process used in managing the Portfolios were sufficient to merit approval of the continuation of the Agreement.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, transfer agent, and service and distribution fees paid to the Advisor and its affiliates and the total expenses borne by the Portfolios. The Board, the Independent Trustees and the Committee considered both the total expenses borne directly by the Portfolios and the total expenses borne on an aggregate basis, including the expenses borne indirectly through the Portfolios' investments in the Underlying Funds. They discussed the general downward trend in total expense ratios for the Portfolios. The Board, the Independent Trustees and the Committee reviewed the administrative and transfer agency fees paid by the Portfolios to the Administrator, as well as the distribution (12b-1) fees paid to the Distributor. The Board, the Independent Trustees and the Committee considered the peer groups identified by Lipper for the Portfolios, including Lipper peer groups comprised of funds with similar investment objectives that invest directly in portfolio securities, and Lipper peer groups comprised exclusively of funds-of-funds. The Board, the Independent Trustees and the Committee noted that there were relatively few funds-of-funds identified by Lipper. The Board, the Independent Trustees and the Committee concluded that the Lipper peer groups comprised of funds with similar investment objectives that invest directly in portfolio securities represented the best mutual fund analogue to the Portfolios, particularly the Balanced Portfolio. The Board, the Independent Trustees and the Committee considered the similarity of the Portfolios to mutual fund wrap accounts, and reviewed and considered a report provided by Cerulli on mutual fund wrap accounts, including data on average annual advisory fees. The Board, the Independent Trustees and the Committee considered information provided by Lipper comparing the aggregate total expenses of funds-of-funds (including underlying fund expenses) identified by Lipper relative to the Portfolios. The Committee considered the anticipated effect on the Portfolios' expense ratios of proposed management fee reductions for the Growth Fund, an Underlying Fund. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreement bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Portfolios. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolios (and in connection therewith reviewed and considered changes in the structure of compensation of the Advisor's investment professionals, including a change in the performance-based component of the compensation and the introduction of options and restricted stock rather than vesting periods for cash bonuses) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Portfolios and their shareholders. The Board, the Independent Trustees and the Committee considered the impact of previously-negotiated fee reductions on the profitability of the Advisor and the year-to-year trends in pre-distribution margins for the Advisor, over a four-year period in which complex-wide assets more than doubled. The Board, the Independent Trustees and the Committee also considered that new breakpoints for an Underlying Fund would reduce revenues to the Advisor at current asset levels. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationship with the Portfolios, including compensation paid to the Advisor and its affiliates under other agreements, such as administrative fees to the Advisor, transfer agency fees to the Administrator, and 12b-1 fees and sales charges to the Distributor, as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Underlying Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Portfolios and the current level of Portfolio assets in relation to the breakpoints in each Portfolio's advisory fees. The Board, the Independent Trustees and the Committee considered the savings for the Portfolios that had been achieved due to breakpoints previously implemented as a result of negotiations between the Advisor and the Board. The Board, the Independent Trustees and the Committee considered the extent to which any economies of scale might be realized (if at all) by the Advisor across a variety of products and services, including the SAM Portfolios, and not only in respect of a single Portfolio, and took into account the fact that the Advisor had agreed to advisory fee breakpoints on assets based in part on the combined assets of all the Portfolios. The Board, the Independent Trustees and the Committee concluded that the Portfolios' cost structure was reasonable given the scope and quality of the services provided to the Portfolios and that the Advisor was sharing any economies of scale with the Portfolios and their shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients and the fact that such clients of the Advisor were then limited to those affiliated with AIG Asset Management and Transamerica Life Insurance Company (representing approximately $5.5 billion and $2.5 million in assets under management as of October 31, 2005, respectively). The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreement, including the fees payable to the Advisor, is fair and reasonable to the Portfolios and their shareholders given the scope and quality of the services provided to the Portfolios and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreement was in the best interests of the Portfolios and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreement.

OTHER FUND INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended October 31, 2005 is provided pursuant to provisions of the Internal Revenue Code.

The amounts of long term capital gains designated are as follows (in thousands):

NAME OF PORTFOLIO
-----------------
Flexible Income Portfolio .........   $2,254
Conservative Balanced Portfolio ...      818

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF PORTFOLIO
-----------------
Flexible Income Portfolio .........     9.28%
Conservative Balanced Portfolio ...    17.51%
Balanced Portfolio ................    51.05%
Conservative Growth Portfolio .....   100.00%
Strategic Growth Portfolio ........   100.00%

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which qualifies for the 15% dividend income tax rate.

NAME OF PORTFOLIO
-----------------
Flexible Income Portfolio ...................     9.18%
Conservative Balanced Portfolio .............    18.86%
Balanced Portfolio ..........................    49.95%
Conservative Growth Portfolio ...............   100.00%
Strategic Growth Portfolio ..................   100.00%

The above percentages may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

SCHEDULES OF INVESTMENTS:

The LLC files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The LLC's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the LLC uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the LLC's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

TRUSTEES AND OFFICERS INFORMATION

     NAME, AGE, AND
   ADDRESS(1) OF NON-                                       PRINCIPAL OCCUPATION(S)
 INTERESTED TRUSTEE(4)    LENGTH OF TIME SERVED(2)            DURING PAST 5 YEARS              OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ---------------------    ------------------------          -----------------------            -----------------------------------
Wayne L. Attwood, M.D.   Composite Funds-11 years   Retired doctor of internal medicine     None.
Age 76                   WM Group of Funds-7 years  and gastroenterology.
                         (Retired February 2005)

Kristianne Blake         Composite Funds-3 years    CPA specializing in personal financial  Avista Corporation; Frank Russell
Age 51                   WM Group of Funds-7 years  and tax planning.                       Investment Company; Russell
                                                                                            Investment Funds.

Edmond R. Davis, Esq.    Sierra Funds-8 years       Partner at the law firm of Davis &      Braille Institute of America, Inc;
Age 77                   WM Group of Funds-7 years  Whalen LLP. Prior thereto, partner at   Children's
                                                    the law firm of Brobeck, Phlegar &      Bureau of Southern California,
                                                    Harrison, LLP.                          Children's
                                                                                            Bureau Foundation; Fifield Manors, Inc.

Carrol R. McGinnis       Griffin Funds-3 years      Private investor since 1994. Prior      Baptist Foundation of Texas; Concord
Age 62                   WM Group of Funds-6 years  thereto, President and Chief Operating  Trust Company.
                                                    Officer of Transamerica Fund
                                                    Management Company.

Alfred E. Osborne, Jr.,  Sierra Funds-7 years       Senior Associate Dean, University of    Nordstrom Inc.; K2, Inc.; First Pacific
Ph.D.                    WM Group of Funds-7 years  California at Los Angeles Anderson      Advisors'Funds, EMAK Worldwide, Inc.;
Age 60                                              Graduate School of Management, and      Member of Investment Company
                                                    Faculty Director of the Harold Price    Institute National Board of Directors;
                                                    Center for Entrepreneurial Studies,     Director of Independent Directors
                                                    University of California at Los         Council and Member of Communication
                                                    Angeles.                                & Education Committees.

Daniel L. Pavelich       Composite Funds-1 year     Retired Chairman and CEO of BDO         Catalytic, Inc.; Vaagen Bros.
Age 61                   WM Group of Funds-7 years  Seidman.                                Lumber, Inc.

Jay Rockey               Composite Funds-3 years    Founder and Senior Counsel of The       Downtown Seattle Association;
Age 77                   WM Group of Funds-7 years  Rockey Company, now Rockey, Hill &      WSU Foundation
                                                    Knowlton.

Richard C. Yancey        Composite Funds-23 years   Retired Managing Director of Dillon     AdMedia Partners Inc.; Czech and
(Lead Trustee)           WM Group of Funds-7 years  Read & Co., an investment bank now      Slovak American Enterprise Fund
Age 79                                              part of UBS.

     NAME, AGE, AND
     ADDRESS(1) OF
   INTERESTED TRUSTEE                                       PRINCIPAL OCCUPATION(S)
         (3)(4)           LENGTH OF TIME SERVED(2)            DURING PAST 5 YEARS              OTHER DIRECTORSHIPS HELD BY TRUSTEE
   ------------------     ------------------------          -----------------------            -----------------------------------
Anne V. Farrell          Composite Funds-4 years    President Emeritus of the Seattle       Washington Mutual, Inc.;
Age 70                                              Foundation.
                         WM Group of Funds-7 years                                          Recreational Equipment Inc.

Michael K. Murphy        Composite Funds-3 years    Chairman of CPM Development             Washington Mutual, Inc.
Age 68                   WM Group of Funds-7 years  Corporation.
                         (Retired November 2005)

William G. Papesh        Composite Funds-9 years    President and Director of the Advisor,  Member of Investment Company
(President and CEO)      WM Group of Funds-7 years  Transfer Agent and Distributor.         Institute Board of Governors.
Age 62

NAME, AGE, AND ADDRESS(1)            POSITION(S) HELD WITH REGISTRANT &
OF OFFICER(4)                               LENGTH OF TIME SERVED                    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------            ----------------------------------              -------------------------------------------
Wendi B. Bernard            Assistant Vice President and Assistant Secretary       Assistant Vice President of the Advisor.
Age 37                      since 2003.

Jeffrey L. Lunzer, CPA      First Vice President, Chief Financial Officer          First Vice President of the Advisor, Transfer
Age 44                      and Treasurer since 2003.                              Agent and Distributor. Prior to 2003, senior
                                                                                   level positions at the Columbia Funds and
                                                                                   Columbia Management Company.

William G. Papesh           President and CEO since 1987.                          President and Director of the Advisor, Transfer
Age 62                      Prior to 1987, other officer positions since 1972.     Agent and Distributor.

Gary Pokrzywinski           Senior Vice President since 2004. First Vice           Senior Vice President and Director of the
Age 44                      President since 2001. Prior to 2001, Vice President    Advisor, Transfer Agent and Distributor.
                            since 1999.

Debra Ramsey                Senior Vice President since 2004.                      Senior Vice President and Director of the
Age 52                                                                             Advisor, Transfer Agent and Distributor.

John T. West                First Vice President, Secretary, Chief Compliance      First Vice President of the Advisor, Transfer
Age 50                      Officer and Anti-Money Laundering Compliance Officer   Agent and Distributor.
                            since 2004.
                            Prior to 2004, various other officer positions
                            since 1993.

Randall L. Yoakum           Senior Vice President since 2001.                      Senior Vice President and Chief Investment
Age 45                      Prior to 2001, First Vice President since 1999.        Strategist of the Advisor

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

(4) The Trustees and Officers serve in these capacities for the 42 Portfolios and Funds in the Fund Complex. Each Trustee and officer shall hold the indicated positions until his or her resignation, retirement or removal.

PORTFOLIO MANAGER                                           Growth & Income Fund
Stephen Q. Spencer, CFA
WM Advisors, Inc.

Note: Pages 47-49 provide information about certain WM Funds in which the SAM Portfolios invest a significant portion of their assets. For additional information about these and other WM Funds, please see the WM Group of Funds annual report, which is available online at wmgroupoffunds.com or by calling 800-222-5852.

Data shown is past performance and does not guarantee future results. Current per-formance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    6.34%   -0.01%    9.38%         10.06%          10/31/49
                 With Sales Charge     0.50%   -1.14%    8.77%          9.95%
CLASS B SHARES   Net Asset Value(2)    5.28%   -0.99%    8.62%          9.81%           3/30/94
                 With Sales Charge     0.28%   -1.41%    8.62%          9.81%
CLASS C SHARES   Net Asset Value(2)    5.30%      --       --           2.88%            3/1/02
                 With Sales Charge     4.30%      --       --           2.88%
S&P 500(3)                             8.72%   -1.74%    9.35%         11.98%

PORTFOLIO COMPOSITION(4)
As of 10/31/05

                                   (PIE CHART)

                               As of      As of
Asset Class                  10/31/05   10/31/04   Change
-----------                  --------   --------   ------
Financials                      22%        24%       -2%
Information Technology          13%        13%        0%
Health Care                     11%        13%       -2%
Industrials                     11%        10%       +1%
Consumer Discretionary          10%        12%       -2%
Consumer Staples                10%        10%        0%
Energy                           9%         8%       +1%
Utilities                        5%         3%       +2%
Materials                        2%         0%       +2%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 6%         6%        0%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2)  Net asset value is not adjusted for sales charge.

(3) See page 18 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 10/31/49. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

U.S. Government Securities Fund

                                                               PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                                               WM Advisors, Inc.

                                    (GRAPHIC)

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    1.02%    4.92%    5.42%         7.60%             5/4/84
                 With Sales Charge    -3.51%    3.95%    4.93%         7.37%
CLASS B SHARES   Net Asset Value(2)    0.28%    4.16%    4.75%         5.31%            3/30/94
                 With Sales Charge    -4.72%    3.82%    4.75%         5.31%
CLASS C SHARES   Net Asset Value(2)    0.29%      --       --          2.62%             3/1/02
                 With Sales Charge    -0.71%      --       --          2.62%
Citigroup Mortgage Index(3)            1.80%    5.86%    6.31%         9.15%

PORTFOLIO COMPOSITION(4)
As of 10/31/05

                                   (PIE CHART)

                           As of      As of
Asset Class              10/31/05   10/31/04   Change
-----------              --------   --------   ------
FHLMC                       33%        34%       -1%
FNMA                        29%        27%       +2%
CMOs                        18%        17%       +1%
GNMA                         7%        10%       -3%
U.S. Treasuries              5%         6%       -1%
U.S. Government Agency       4%         3%       +1%
Cash Equivalents             4%         3%       +1%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The U.S. Government Securities Fund's performance between 1998 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place. The Income Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2)  Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGERS
John R. Friedl, CFA and Gary J. Pokrzywinski, CFA
WM Advisors, Inc.

                                                                     Income Fund

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. U.S. Government Securities Fund: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

Income Fund: Lower-rated securities are subject to additional credit and default risks.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF OCTOBER 31, 2005

                                      1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(2)    0.75%    6.59%    6.37%         8.41%           12/15/75
                 With Sales Charge    -3.83%    5.61%    5.89%         8.24%
CLASS B SHARES   Net Asset Value(2)    0.02%    5.85%    5.73%         6.28%            3/30/94
                 With Sales Charge    -4.98%    5.53%    5.73%         6.28%
CLASS C SHARES   Net Asset Value(2)    0.01%      --       --          4.74%             3/1/02
                 With Sales Charge    -0.99%      --       --          4.74%
Citigroup Broad Investment-Grade
   Bond Index(3)                       1.24%    6.37%    6.35%           --

PORTFOLIO COMPOSITION(4)
As of 10/31/05

                                   (PIE CHART)

                             As of      As of
Asset Class                10/31/05   10/31/04   Change
-----------                --------   --------   ------
Domestic Corporate Bonds      57%        57%        0%
Mortgage-Backed Bonds         23%        23%        0%
U.S. Treasuries                7%         6%       +1%
Foreign Corporate              6%         6%        0%
Bonds (U.S.$)
   Equities                    1%         0%       +1%
Foreign Government
   Bonds (U.S.$)               1%         2%       -1%
Cash Equivalents               5%         6%       -1%

(3) See page 18 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions. The since-inception return shown for the Citigroup Mortgage Index is calculated from 4/30/84. Indices are unmanaged, and individuals cannot invest directly in an index.

(4)  May not reflect the current portfolio composition.

(WM GROUP of FUNDS LOGO)

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This annual report is published as general information for the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM GROUP of FUNDS LOGO)

P.O. Box 8024
Boston, MA 02266-8024

                                                                    PRESORTED
                                                                     STANDARD
                                                                 US POSTAGE PAID
                                                                 LOS ANGELES, CA
                                                                   PERMIT #1631

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

 2004              2005
-------          --------
$99,500          $103,000

(b) Audit-Related Fees

2004              2005
----              ----
None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

 2004              2005
-------           -------
$11,665           $11,920

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Strategic Asset Management Portfolios, LLC for the tax years ended October 31, 2004 and October 31, 2005.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $11,920 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended October 31, 2004, the registrant's principal accountant billed aggregate non-audit fees in the amount of $50,665 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Strategic Asset Management Portfolios, LLC

By:   /s/William G. Papesh
      --------------------
      William G. Papesh
      President and Chief Executive Officer
Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.

By:   /s/Jeffrey L. Lunzer
      --------------------
      Jeffrey L. Lunzer
      Treasurer and Chief Financial Officer
Date: January 6, 2006

By:   /s/William G. Papesh
      --------------------
      William G. Papesh
      President and Chief Executive Officer
Date: January 6, 2006